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                          OPERATING AGREEMENT
                                  OF
                     COUNTRY TONITE THEATRE, L.L.C.



   THIS OPERATING AGREEMENT (the "Agreement") among CRC OF TENNESSEE, INC., a Tennessee corporation ("CRCT"), and BURKHART VENTURES, LLC, a Tennessee limited liability company ("BV"; CRCT and BV are collectively referred to herein as the "Members"), is made and entered into as of the 24 day of September, 1996.

                              ARTICLE I
                              FORMATION

  1.1 FORMATION. The Members hereby form a limited liability company pursuant to the Tennessee Limited Liability Company Act (the "Act").

  1.2 NAME. The name of the limited liability company shall be Country Tonite Theatre, L.L.C. (the "Company").

  1.3 ARTICLES OF ORGANIZATION. The Articles of Organization (the "Articles") dated as of September 19, 1996, hereof are hereby adopted and ratified by the Members. In the event of a conflict between the terms of this Agreement and the terms of the Articles, the terms of the Articles shall prevail.

  1.4 DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Act.

  1.5 PLACE OF BUSINESS. The principal place of business of the Company shall be at 2249 Parkway, Pigeon Forge, Tennessee 37868, or at such other place(s) as all Members shall from time to time select.

  1.6 PERCENTAGE INTERESTS. The Percentage Interest of each Member shall be as follows:

                   BV                      40%
                   CRCT                    60%

The term "Percentage Interest" with respect to each Member shall mean the percentage interest of such partner in the profits, losses, distributions, capital, and assets of the Company. The term "Membership Interest" means a Member's entire interest in the Company, which when expressed as a percentage of all Membership Interests in the Company shall be equal to such Member's Percentage Interest. Membership Interests shall not be altered by any subsequent changes in the capital account(s) of any Member, and notwithstanding any other provision of this Agreement to the

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contrary, all distributions (except as specifically provided herein) shall be based upon each member's Percentage Interest and not the relative capital accounts at any given time.

                               ARTICLE II
                           PURPOSE AND POWERS

  2.1 PURPOSE. The purpose of the Company is to engage in the business of contracting for, producing, managing, and marketing a country music show and related activities to be presented at the music theater building owned by J. MacDonald Burkhart, M.D. located at 2249 Parkway, Pigeon Forge, Tennessee 37868.

  2.2 POWERS. In furtherance of the foregoing purpose, the Company shall have the full power and authority to conduct its business as provided by the Act and applicable law.

  2.3 INITIAL CONTRACTS, COMMENCEMENT OF OPERATIONS. The Company shall enter into a certain Lease Agreement with J. McDonald Burkhart, M.D., a copy of which is attached hereto as EXHIBIT 1 (the "Lease"), to lease the theater location for the proposed country music show referred to above, and shall enter into a contract with Country Tonite Enterprises ("CTE"), an affiliate of CRCT, to acquire the performance artists and proprietary interests required to present the show, a copy of which is attached hereto as EXHIBIT 2 (the "Contract"). The Members agree to use their good faith best efforts to cause the Company to initiate 1997 marketing efforts in September 1996; to assume pre-opening operation of the theater on or before January 15, 1997; and to open the theater to the public on such date as CRCT deems appropriate in the best interests of the Company, which date is expected to be in the first half of March, 1997.

  2.4 ASSUMPTION OF EQUIPMENT LEASES. The Company shall also assume and acquire all interest in certain leases for equipment as provided in Section 15 of the Lease.

                               ARTICLE III
                                 CAPITAL

  3.1 CAPITAL ACCOUNTS. A capital account shall be established on the books of the Company for each Member. Each such capital account shall be credited with the amount of the respective Member's capital contributions as and when they are made and with the respective Member's share of Company income, gains, and profits allocated in accordance with the Member's proportionate Percentage Interest. Each Member's capital account shall be debited with the Member's respective share of losses and distributions in accordance with the Member's proportionate Percentage Interest. Such capital accounts shall be maintained in accordance with the requirements of Section 704 of the Internal Revenue Code of 1986, as amended (the "IRC"), and the regulations promulgated thereunder.

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  3.2 CAPITAL CONTRIBUTIONS.

   (a) As their initial capital contributions, CRCT shall contribute $300,000 to the Company and BV shall contribute $200,000 to the Company, the total of which capital contributions shall be used to establish an operating account for the use of the Company in facilitating the operations of the Company, including the pre-opening activities, management, and marketing of the theater. Such capital contributions shall be made in accordance with and at the times provided in the promissory notes of CRCT and BV to the Company dated as of the date of this Agreement.

   (b) By January 1, 1997, each of the Members hereby agree to arrange for and guarantee a line of credit for the use and benefit of the Company, if needed, in an amount up to $300,000 with regard to CRCT and $200,000 with regard to BV. If it is necessary for the Company to use such credit lines, the respective credit lines of both Members shall be drawn upon pro rata in proportion to their Percentage Interests and simultaneously to meet such need.

  3.3 ADDITIONAL CAPITAL CONTRIBUTIONS. Neither Member shall be required to make any further capital contributions or loans to the Company except as permitted herein, and any such contributions or loans shall be subject to the prior written approval of all Members except as permitted herein.

  3.4 NO RIGHT TO WITHDRAW CAPITAL. No Member shall have the right to demand the return of, or otherwise withdraw his capital or to receive any specific property of the Company, except as specifically provided in this Agreement. No Member shall have the right to demand and receive property other than cash in return for his capital. Provided, however, BV shall have an option to acquire certain equipment related to the stone sign in accordance with paragraph 11 of the Lease, and BV may elect to receive such equipment towards any capital or other distribution to which BV is otherwise entitled.

  3.5 RETURN OF CAPITAL. All capital contributions and loans made by the Members shall be repaid as provided in ARTICLE XI hereof. Other than as stated in ARTICLE XI, no interest shall be paid on capital contributions or on balances in capital accounts.

                               ARTICLE IV
                     ALLOCATION OF PROFITS AND LOSSES

  4.1 ALLOCATIONS OF PROFITS AND LOSSES.

   (a) All Company net profits and net losses, and each item of income and expense related thereto, from whatever source derived (except such items with respect to property contributed to the Company by a Member, which shall be allocated pursuant to IRC Section 704(c) and the regulations thereunder), shall be allocated to the Members pro rata based upon their respective Percentage Interests as set forth in SECTION 1.6 above.

   (b) Notwithstanding the above or any other term or condition contained in this Agreement to the contrary, the capital accounts of the Members shall, in all events, be maintained

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in accordance with IRC Section 704(b) and the regulations promulgated thereunder, now existing or hereafter enacted, including, without limitation, the regulations set forth in Treasury Regulations Section 1.704-1(b)(20(iv) as well as the requirements set forth in IRC Section 704(c) and regulations promulgated thereunder, as to the allocation of the Company's income, loss, gain, deductions and other items to be allocated between the Members.

  4.2 REVENUES CALCULATED IN DETERMINING NET PROFITS. In calculating net profits, all revenues of the Company from ticket sales, gift shop sales, concessions sales, sale of videos, tapes and compact discs, entertainer's sundries for resale, and any other revenues from theater operations shall be included, provided, however, that revenues shall not include sales and use taxes, insurance proceeds relating to the assets of the Company, promotional non-cash revenues (such as complimentary tickets) and uncollectible receivables. Pre-paid revenues and costs associated with the same shall be acknowledged by the Company when earned.

                               ARTICLE V
                              MANAGEMENT

  5.1 MANAGEMENT BY MEMBERS. The Company shall be a "member-managed" limited liability company as such term is defined in the Act. The business and affairs of the Company shall be managed by the Members. All powers of the Company as a limited liability company under the Act shall be exercised by or under the direction of the Members.

  5.2 MANAGEMENT OF DAY-TO-DAY OPERATIONS. The Members hereby agree, in the mutual exercise of their right of control, that CRCT shall have the responsibility for day-to-day management of the Company, including responsibility for the operation, management and marketing of the theater and for paying from the Company's assets all sales and use taxes, payroll taxes, state and federal income taxes, worker's compensation insurance, liability and business interruption insurance, and all other operating expenses arising in the course of the Company's business. CRCT acknowledges that its affiliate, CTE, is a party to the contract with the Company attached hereto as EXHIBIT 2, and CRCT shall arrange for the use (but not the ownership) by the Company of the "Country Tonite Show" and all proprietary and intellectual material associated with the same. Furthermore, CRCT covenants and agrees with BV as follows:

   (a) CRCT agrees to use its best efforts to operate the Company and manage the theater in a profitable manner through the use of its expertise and experience in the music theater industry.

   (b) CRCT will operate the Company and the theater in substantially the same manner as it operates other theaters presenting the "Country Tonite" concept and shall cause CTE, subject to the limitations of the Contract, to present such number of shows as will maximize the net profit of the Company.

   (c) CRCT shall use its best efforts to operate the Company and make Company expenditures in each fiscal year in accordance with the budget with respect to such fiscal year provided to the Members pursuant to SECTION 8.3 below.

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   (d) CRCT shall at all times operate in a manner with respect to the
Company and its assets and property which is for the sole benefit of the Company, and shall refrain from any activity contrary to the best interest of the Company, including among other things, the utilization of Company funds or assets for the sole benefit of CRCT or its affiliates;

   (e) (i) CRCT shall not make or approve any transfer of any type of property from the Company to CRCT or any of its affiliates at other than fair market value and only after the prior written consent of BV; (ii) CRCT shall not permit the Company to enter into a loan, lease, purchase, sale or contract with Casino Resource Corporation ("CRC") or any subsidiary, parent or related person or entity of CRC, other than the Contract, without the written consent of BV; (iii) CRCT shall not permit the Company to make any payment or loan for the benefit of CRC or any subsidiary, parent or related person or entity of CRC directly or indirectly without BV's written consent other than the Contract; or (iv) CRCT shall not permit the Company to modify, alter or amend the Contract without BV's written consent; provided that notwithstanding the foregoing, CRCT may in the course of managing the Company make payments to CTE to the extent permitted in the Contract;

   (f) no loans may be made by the Company to CRCT or any of its affiliates nor is CRCT authorized to incur indebtedness, nonrecourse or otherwise, on behalf of the Company except as otherwise permitted herein; and

   (g) advance payments to CRCT or any of its affiliates are prohibited.

  5.3 NO MUTUAL AGENCY OF THE MEMBERS. Neither Member is authorized or empowered to obligate the other, or to incur any costs on behalf of the other, except that CRCT may obligate the Company and incur costs on behalf of the Company as necessary to operate the theater. The employees or agents of a Member are not, and shall not be considered as, the employees or agents of the other Member.

  5.4 ACTIONS REQUIRING THE APPROVAL OF ALL OF THE MEMBERS. Unless authorized by all of the Members, no single Member or group of less than all of the Members shall have authority in the name of or on behalf of the Company to:

   (a) dispose of the goodwill of all the business;

   (b) do any other act which would make it impossible to carry on the ordinary business of the Company;

   (c) confess a judgment on behalf of the Company;

   (d) submit a claim or liability to arbitration or reference;

   (e) sell, lease, exchange or otherwise dispose of any of the assets of the Company or enter into any agreement to do the same, except for sales of assets in the ordinary course of business in an amount less than 10% of the Company's net assets (as shown on the Company's balance sheet as of the end of its most recently completed fiscal year) in any single transaction or series of related transactions;

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   (f) purchase, lease or otherwise acquire any assets, or enter into any agreement to do the same, except for the acquisitions of assets in the ordinary course of business in an amount less than 10% of the Company's net assets (as shown on the Company's balance sheet as of the end of its most recently completed fiscal year) in any single transaction or series of related transactions;

   (g) borrow money or incur indebtedness or other liabilities or pledge the assets of the Company to secure such borrowing, except that if at any time the amounts available from the initial capital contributions of $500,000 and the lines of credit described in SECTION 3.2 have been expended, the Members may, by unanimous consent, make loans to the Company in increments of $200,000, with CRCT contributing $120,000 and BV contributing $80,000 per increment. If CRCT votes to make such loans and BV votes not to, then CRCT may at its option make the entire additional $200,000 loan. If BV votes to make such loan and CRCT votes not to, then BV may at its option make the entire additional $200,000 loan. If one of the Members, but not both, makes the additional $200,000 loan, the Member making the loan shall be entitled to interest on such loan at the prime rate of interest in effect from time to time as published in the WALL STREET JOURNAL. The principal and interest on any such loan(s) shall be payable as provided in SECTION 11(d) hereof. Such loan shall be unsecured and nonrecourse as to the other Member(s).

   (h) declare or make any distribution to Members except pursuant to ARTICLE XI of this Agreement;

   (i) enter into or agree to enter into any other transaction outside of the ordinary course of business of the Company;

   (j) take any other action that would require the consent of all of the Members pursuant to this Agreement or the Articles; or

   (k) amend, modify, or alter this Agreement.

  5.5 LIMITATION ON LIABILITY. A Member shall not be liable for any action taken as a Member, or any failure to take action as a Member, except to the extent that such Member's conduct fails to comply with its obligations under this Agreement or the standards set forth in Section 48-240-102 of the Act or to the extent that such Member may be liable for wrongful distributions under
Section 48-237-101 of the Act no later than three years after the distribution.

  5.6 COMPENSATION AND REIMBURSEMENT. Except as specifically provided herein, no Member nor any affiliate of any Member shall have any right to compensation for any services performed on behalf of the Company except the following: (a) payments of the Company to CTE under the Contract; (b) documented reasonable expenses of officers of CRC and its affiliates, which may include travel, meals and lodging expenses, incurred directly in connection with the business of the Company, but not wages or compensation;
(c) reasonable wages and documented reasonable expenses of non-officer employees of CRC and its affiliates (including employees in the production staff, marketing department, reservations management, giftware purchasing and other operating personnel who will hire and train the staff at the Theater) incurred while such employees are in Pigeon Forge, Tennessee for a purpose directly related to the business of the Company and a proportionate share of reasonable wages and documented reasonable expenses for such persons when

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attending trade shows or sales meetings that directly benefit the Company.
Certain persons may be employees of both the Company or CRCT and CRC or an affiliate of CRC if it is cost efficient to do so and such employees' duties relate directly to the business of the Company, and in such event such employees' wages shall be allocated proportionately to the Company based upon the percentage of time that such employees' devote to the business of the Company. CRCT shall report to BV in its monthly operating statements the rate, amount and purpose of all wages paid and expenses reimbursed pursuant to this section. Any wages charged to the Company shall be reasonable and at a rate not greater than the rate paid by CRC or its affiliates. CRCT shall cause any such employees to account for all time and expenses charged to the Company, and such records and receipts shall be provided to BV at its request. All professional entertainment staff, as described in the Contract, including the producer, director, performers and choreographers of CTE's production, shall be the entire financial responsibility of CTE.

  5.7 MANAGERS. The Company shall at all times have at least two officers, those being the Chief Manager and the Secretary. The Company may have additional officers who shall perform such duties as may be prescribed by the Members upon their election. Any other officer elected by the Members need not be a Member. The initial Chief Manager of the Company shall be John J. Pilger and the initial Secretary of the Company shall be Noreen Pollman. The Company, and each of the Members, will use their best efforts to place Mr. Ted Burkhart in a suitable position of employment with the Company, if he so desires.

  5.8 DUTIES OF THE PERSON HOLDING THE OFFICE OF CHIEF MANAGER. The Chief Manager shall have the duty to manage the day-to-day operations of the Company and to perform other duties customarily performed by a chief executive officer.

  5.9 DUTIES OF THE PERSON HOLDING THE OFFICE OF SECRETARY. The Secretary shall have the duty to maintain the records of all proceedings of the Members and to perform other duties customarily performed by a secretary.

  5.10 ELECTION OF MANAGERS. All Managers, including the Chief Manager and the Secretary, shall be elected by the Members.

  5.11 COMPENSATION OF OFFICERS. No officer, manager, or any Member of the Company or any affiliate shall receive any compensation from the Company without the prior approval of all Members except as provided herein.

  5.12 REMOVAL AND RESIGNATION OF OFFICERS. The Members may remove any officer, including the Chief Manager and the Secretary, with or without cause. The Members may eliminate any officer position other than that of the Chief Manager and the Secretary. Any officer may resign upon thirty (30) days prior written notice to the Members. Upon the death, resignation or removal of the Chief Manager, the Members shall immediately vote to appoint another Chief Manager. Upon the death, resignation or removal of the Secretary, the Members shall immediately vote to appoint a substitute Secretary.

  5.13 NO EXCLUSIVE DUTY; OTHER ACTIVITIES.

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   (a) The Members shall devote such time and attention to the business and affairs of the Company as may be necessary for the proper performance of their duties and the conduct of the business and affairs of the Company. It is recognized that each of the Members is otherwise engaged in commercial and business activities which require a substantial part of their time, expertise, talent and efforts.

   (b) The Members may engage and hold interests in other business ventures of every kind and description for their own account including, but without limitation, ventures such as those undertaken by the Company. No Member shall incur any liability to the other Member or the Company as a result of engaging in any other business or venture. Neither the Company nor either of the Members shall have any right, by virtue of this Agreement, in and to any of such independent business ventures or the income or profits derived therefrom. Notwithstanding the foregoing, during the term of this Agreement, neither Member shall compete with the Company, directly or indirectly, within Sevier County, Tennessee or any adjoining county. Operation of a restaurant or hotel facility (that does not have a show which charges admission) shall not be considered to be competing with the Company.

                               ARTICLE VI
                         MEMBERS AND VOTING RIGHTS

  6.1 MEMBERSHIP VOTING POWER. Each Member shall have voting power equal to such Member's Percentage Interest. At any meeting of the Members, each Member present (in person or by proxy) and entitled to vote shall have a number of votes equal to such Member's Percentage Interest. At any meeting of the Members at which a quorum is present (in person or by proxy), a majority of the Membership voting power present (in person or by proxy) at the time the vote is taken is required to take action on a matter unless a vote of greater proportion is otherwise required by this Agreement, the Articles or the Act.

  6.2 MEETINGS. Meetings of all Members may be called by the Chief Manager, Secretary or any Member by mailing notice to all Members no fewer than ten
(10) days nor more than two (2) months before the meeting date, stating the purpose or purposes of such meeting. Any such meetings shall be held at the principal place of business of the Company or such other place as may be designated in the notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice. Attendance by a Member at a meeting is a waiver of notice of such meeting, except if the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not otherwise participate in the consideration of any matter at the meeting. A meeting may take place by telephone conference call or any other form of electronic communication through which the Members may simultaneously hear each other. Such meeting shall be deemed to be held at the principal executive office of the Company or at the place properly named in the notice calling the meeting.

  6.3 QUORUM REQUIREMENTS FOR MEETINGS. The Members present (in person or by proxy) and holding a majority of the Membership voting power at any meeting shall constitute a quorum for the transaction of business. Once a Member is represented at any meeting, such Member is

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deemed to be present for the remainder of that meeting and for any adjournment. A meeting may be adjourned, and notice of an adjourned meeting is not necessary if the date, time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken.

  6.4 ACTION WITHOUT A MEETING. Action required or permitted to be taken at a meeting of the Members may be taken without a meeting if the action is evidenced by written consents describing the action taken, signed by all Members and delivered to the Secretary of the Company for filing with the Company records.

  6.5 ADMISSION OF NEW MEMBERS. No other person shall be made a Member without the written approval of all of the Members.

                               ARTICLE VII
                             INDEMNIFICATION

  Except for acts of malfeasance, gross negligence or misrepresentation, the Company shall indemnify all Responsible Persons (as that term is defined in Section 48-243-101(7) of the Act) to the fullest extent of the Act as now in effect or hereafter amended; provided that any indemnification under this Article shall be paid only out of and to the extent of Company assets.

                              ARTICLE VIII
                             FISCAL MATTERS

  8.1 BOOKS AND RECORDS. At all times during the existence of the Company, CRCT shall keep, or cause to be kept, full and true books of account on a fiscal year basis (such fiscal year ending on September 30 of each year) in which all transactions of the Company shall be entered fully and accurately, using generally accepted accounting principles ("GAAP"), consistently applied. As soon as practical after the end of each fiscal year of the Company (but in no event later than sixty (60) days after the end of such fiscal year), a general accounting and review shall be taken and made by an independent accounting firm selected by CRCT, covering the assets, properties, liabilities, and net worth of the Company, and its dealings, transactions, and operations during the preceding fiscal year, and a copy of such accountant's report shall be promptly provided to both Members. Such books and records shall contain sufficient. information to permit calculation of the amounts distributable to the Members pursuant to this Agreement.

  8.2 RIGHT TO INSPECTION. Each Member shall have the right to examine and inspect, at any and all reasonable times, the books, records, and accounts of the Company, and the Company shall provide monthly operating statements to both Members, which shall show revenues and expenditures of the Company for such month within twenty (20) days after the end of such month. BV shall have the right to have the books and records audited by an independent certified public accountant with the cost of such audit being an expense of BV unless such audit reveals appropriate adjustments in excess of $5,000 in BV's favor, in which case, CRCT shall be solely responsible for such costs, including reasonable travel expenses, or for reimbursing BV therefore. Such books of account, together with this Agreement and any amendments hereto, shall at all times be maintained

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at the principal office of the Company or CRCT and shall be open to reasonable inspection and examination by the Members or their duly authorized representatives.

  8.3 REPORTS TO BV. Each of the following reports shall be prepared by CRCT at the Company's expense, and shall be delivered to the Members:

   (a) at least thirty (30) days prior to the commencement of each fiscal year, an annual operating budget for such fiscal year;

   (b) within forty-five (45) days after the end of each fiscal quarter, an operating statement showing revenues and expenditures of the Company for such fiscal quarter;

   (c) within one hundred twenty (120) days after the end of each fiscal year, an annual report of the activities of the Company, including a balance sheet, income statement and a statement of cash flow; and

   (d) within ninety (90) days after the close of the taxable year or period of the Company for which such return is prepared, income tax returns for the Company and a report indicating each respective Member's share of the net profits or losses and capital gains or losses and other items required by federal tax law to be separately allocated to each Member, all as defined and reflected on said Company income tax return.

  It is a acknowledged and understood that the Company, through CRCT, will be sharing certain confidential financial, organizational, and administrative records, trade secrets, and other materials pursuant to this SECTION 8.3. During the term of this Agreement, each Member agrees to keep all such information and materials in the strictest confidence and shall refrain from disclosing such information or any portion thereof to any third party except to any lender or professional advisor to the Company or either Member.

  8.4 COMMENT PERIOD REGARDING BUDGET. After reviewing the budget provided pursuant to SECTION 8.3(a), BV shall have twenty (20) days to provide CRCT with any objections or comments to such budget or individual line entries which are a part of such budget. CRCT must either revise the budget to correspond with BV's objections and comments or provide BV with a written response to such objections and comments within five (5) days of CRCT's receipt thereof. After providing such response, CRCT may adopt such budget as the budget for the Company.

  8.5 FISCAL YEAR. The fiscal year of the Company shall end on September 30 of each year.

  8.6 TAX STATUS. Solely for purposes of the United States federal income tax laws, each of the Members hereby recognizes that the Company will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the IRC. However, the filing of U.S. Partnership Returns of Income shall not be construed to extend the purposes of the Company or expand the obligations of liabilities of the Members.

  8.7 ACCOUNTING SERVICES. The selection of an accountant or accounting firm for the purposes of preparation of income tax returns, financial statements, or similar financial services to

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the Company shall require the mutual agreement of the Members. Until further agreement, the Members shall use the services of B.D.O. Seidman.

  8.8 TAX MATTERS MEMBER. CRCT shall be the initial Tax Matters Member ("TMM"). The TMM shall promptly give notice to all Members of any administrative or judicial proceeding pending before the Internal Revenue Service involving any Company item and the progress of any such proceeding. The TMM shall have all the powers provided to a tax matters partner in Sections 6221 through 6233 of the IRC, including the specific power to extend the statute of limitations with respect to any matter which is attributable to any Company item or affecting any item pending before the Internal Revenue Service and to select the forum to litigate any tax issue or liability arising from Company items. The TMM may resign its position by giving thirty
(30) days written notice to all Members, whereupon the Members shall promptly vote to designate a new TMM. The Members may, without cause, remove the TMM, whereupon the Members shall promptly vote to designate a new TMM. The TMM shall be entitled to reimbursement for any and all reason able expenses incurred with respect to any administrative and/or judicial proceedings affecting the Company.

  8.9 ELECTIONS. All elections required or permitted to be made by the Company under any applicable tax laws shall be made by Members as directed by the Company's auditors.

                               ARTICLE IX
                    TERMINATION OF MEMBERSHIP INTEREST

  9.1 TERMINATION OF INTEREST. A Member's Membership in the Company shall terminate upon the:

   (a) withdrawal of the Member;

   (b) acquisition of the Member's complete Membership Interest by the Company;

   (c) assignment of the Member's Governance Rights which leaves the Member with no Governance Rights.

   (d) bankruptcy of the Member;

   (e) dissolution of the Member; or

   (f) a merger in which the Company is not the surviving organization.

  9.2 WITHDRAWAL OF A MEMBER. Notwithstanding the foregoing, a Member shall not have the right to withdraw from the Company, to assign its Governance Rights except as provided in ARTICLE X hereof, to dissolve, or to otherwise terminate its Membership Interest by any means, including by declaring or allowing itself to be declared bankrupt, other than in the manner provided in
SECTION 11.4 and 12.2(B) and (D) hereof, though it does have the power under the Act to terminate its membership by withdrawing at any time.

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  9.3 GENERAL EFFECT OF TERMINATION OF INTEREST. The termination of a
Member's interest causes dissolution and termination of the Company unless, in cases where the termination is wrongful, the existence and business of the Company is continued by the unanimous consent of the remaining Members provided that such consent is obtained no later than ninety (90) days after the termination of the continued membership. If the termination of a Member's interest is not wrongful, the Company shall be dissolved, terminated and wound up in accordance with Article XII hereof.

  9.4 EFFECT OF TERMINATION OF MEMBERSHIP ON GOVERNANCE RIGHTS. If for any reason the Membership Interest of a Member is terminated, unless such termination is wrongful under this Agreement at, then:

   (a) if the business of the Company is continued pursuant to SECTION 12.2, the Member whose Membership is terminated loses any and all Governance Rights and will be considered merely an assignee of the Financial Rights owned before the termination; and

   (b) if the business of the Company is not continued pursuant to SECTION 12.2, the Member whose Membership terminated retains all Governance Rights owned before such termination and may exercise these through the dissolution and winding up of the Company.

  9.5 ADDITIONAL EFFECTS IF TERMINATION OF MEMBERSHIP IS WRONGFUL. If a Member withdraws in violation of this Agreement, in particular SECTION 9.2 above, then such withdrawal has the following additional effects:

   (a) The Member who has wrongfully withdrawn forfeits Governance Rights in the winding up and termination process or in the continued business.

   (b) The Member who has wrongfully withdrawn is liable to all the other Members and to the Company to the extent damaged, including the loss of foregone profits, by the wrongful withdrawal.

   (c) In lieu of establishing damages for lost profits, those Members who have not wrongfully withdrawn may, by the affirmative vote of all of such Members, elect to reduce the value of the interest of the Member who wrongfully withdrew by the goodwill and going concern value attributable to such interest.

   (d) If the existence and business of the Company is not continued, the Member that wrongfully Withdrew is entitled to that Member's distribution provided for with respect to dissolution and termination of the Company under
ARTICLE XII hereof, provided that the Company may offset against such distribution the amount of damages caused to the Company, including the loss of foregone profits caused by the wrongful withdrawal or, if the Members who have not wrongfully withdrawn have made the election contemplated by subsection (c) above, the Company may reduce such distribution by the goodwill and going concern value attributable to the Member who has wrongfully withdrawn.

   (e) If the existence and business of the Company is continued, the Member who has wrongfully withdrawn has the right against the Company to have paid in cash, at the option of the Company, (i) the value of such Member's Membership Interest less any damages caused to the other Members and the Company, or (ii) the value of the Membership Interest less good will and going concern value. The value of such Member's Membership Interest shall be an amount equal to the fair market value of the Company multiplied by the withdrawing Member's Percentage Interest, and such amount shall be paid to the withdrawing Member in equal quarterly installments over a period of three
(3) years. The portion of such price remaining unpaid shall accrue interest at the prime rate published in THE WALL STREET JOURNAL. Interest accrued since the previous payment date shall be paid with each quarterly installment payment.

                                 ARTICLE X
                     ASSIGNMENT OF MEMBERSHIP INTEREST

  10.1 RESTRICTIONS ON ASSIGNMENT. No Member shall assign its Membership Interest, Financial Rights, or Governance Rights except as expressly permitted in this Article.

  10.2 DEFINITION OF "ASSIGNMENT". For purposes of this Article, the words "assign" or "assignment" shall include any transfer, alienation, sale, assignment, pledge or other encumbrance or other disposition of a Membership Interest, Financial Rights, or Governance Rights, whether voluntarily or by operation of law.

  10.3 PERMITTED ASSIGNMENTS. The following assignments are permitted under this Article: (a) any Member may transfer all or any part of its Membership Interest in the Company to or for the benefit of the other Member of the Company, (b) CRCT may convey all or a portion of its interest to Casino Resource Corporation or any entity that acquires a majority of the stock or substantially all of the assets of Casino Resource Corporation or any entity controlled by either of the foregoing or (c) BV may transfer all or any portion of its Membership Interest to any of the Members of BV, any family member of J. MacDonald Burkhart, to his personal representative, to a trust created by him, or to any entity which he controls directly or indirectly. BV may also pledge its interest as collateral or security for a loan. A conveyance of a portion of CRCT's Membership Interest pursuant to this
SECTION 10.3(B) above may be for any purpose, including, but not limited to, the creation of an additional member of the Company immediately prior to an acquisition by CRCT of the Membership Interest of BV or the wrongful termination of the Membership Interest of BV pursuant to ARTICLE IX hereof in order to preserve any tax or organizational benefits belonging to the Company and its members. Transfers permitted under this SECTION 10.3 are subject to the requirement that such transferee signs this Agreement and agrees to be bound by the terms hereof.

  10.4 OTHER TRANSFERS - RIGHT OF FIRST REFUSAL. Except as provided in
SECTION 10.3 above, in the event that a Member desires to assign, directly or indirectly (during life or at death), any of its Membership Interest, whether now owned or hereafter acquired, the transferring Member must first offer to sell the Membership Interest involved to the other Member in accordance with the following provisions:

   (a) RIGHT OF FIRST REFUSAL. The transferring Member shall first offer to sell the Membership interest to the other Member for an amount stated in the offer to sell, and the other Member shall have the right to accept such offer under the terms provided in this section. The right to accept such offer, which shall constitute the right of first refusal referenced in this section, shall be exercisable at any time prior to the expiration of thirty (30) days following the receipt of the offer and the purchase price shall be paid either in cash at the closing or in quarterly installment payments as provided below.

   (b) MANNER OF EXERCISE OF RIGHT OF FIRST REFUSAL. The right of first refusal described in this SECTION 10.5 shall be exercised by mailing by certified mail written acceptance by the purchaser of the offer to the transferring Member within the particular period involved.

   (c) PAYMENT OF PURCHASE PRICE. Unless the Members agree otherwise, payment shall be made in twelve (12) equal, successive quarterly installments containing principal and interest on the unpaid balance computed at a rate equal to the Applicable Federal Rate with respect to such installment obligation under Section 1274(d) of the IRC at the time the right of first refusal is exercised, said indebtedness to be evidenced by a promissory note signed by the purchaser and secured by either a mortgage or deed of trust lien on all of the Company's real property (except where the creation of such lien or mortgage would result in the acceleration of Company indebtedness secured by prior mortgages or deeds of trust on such properties) or by a lien on all of the Membership Interests in the Company owned by the purchasing Member, as the case may be. The purchaser shall have the right to prepay the whole or any part of the amount that it owes to the transferring Member at any time or times, and no penalty for the early payment will be imposed.

   (d) CLOSING. The purchase of any Membership interest pursuant to the exercise of the right of first refusal described in this SECTION 10.4 shall be closed within thirty (30) days after expiration of the 30 day period described in SECTIONS 1O.4(A) above.

   (e) PERMITTED TRANSFERS IF RIGHT FIRST REFUSAL NOT EXERCISED. In the event the non-transferring Member elects not to purchase the Membership Interest offered by the transferring Member, then the transferring Member may transfer the Membership interest to such transferees and on such terms as he or she sees fit; provided that the transfer must be made only at a price and on terms which are not more favorable to the transferee than the price and terms at which the Membership Interest was offered to the non-transferring Member. The transfer shall constitute only an assignment of the transferring Member's Financial Rights in the Company unless: (i) the admission of the transferee as a Member is approved by the other Member; and (ii) the transferee signs this Agreement and agrees to be bound by the terms hereof.

  10.5 VALUATION OF PROPERTIES. When it is necessary under this Article to determine the fair market value of any properties in which the Company has an interest, whether directly or indirectly, the provisions of this Section shall be controlling. In the event the parties are unable to agree upon the fair market values of such properties, such values shall be as determined by a competent appraiser mutually selected by the Members. The appraised value so determined shall be deemed to be the fair market value of the properties in question. All costs incurred shall be treated as an expense of the Company and shall be borne by the Members according to their respective Percentage Interests.

                                   ARTICLE XI
                            DISTRIBUTION OF CASH FLOW;
                    RIGHT OF MEMBERS TO TERMINATE ON FAILURE OF
                         COMPANY TO PAY CERTAIN AMOUNTS

  11.1 DISTRIBUTION OF CASH FLOW. Subject to the payment of the expenses of the Company, including payments to CTE under the Contract and to the Lessor under the Lease, and retention of any amount of cash operating reserves which CRCT reasonably deems necessary to be retained for tie benefit of the Company, all cash flow from the operations of the Company shall be allocated and paid to the Members in the following order of priority:

   (a) REPAYMENT OF LINE OF CREDIT OBLIGATIONS. To reduce the principal amount of the lines of credit described in SECTION 3.2(B) above, unless CRCT determines that such reduction is rot in the best interests of the Company.

   (b) PAYMENT OF INTEREST ON INITIAL CAPITAL CONTRIBUTIONS. To each of the Members, interest on their initial capital contributions made under SECTION 3.2(A) above, accruing from the date of this Agreement, at the prime rate of interest in effect from time to time as published in the WALL STREET JOURNAL, payable quarterly, in arrears. If cash flow is not available to the Company to make a payment or payments in accordance with the above schedule, such unpaid amounts shall be paid as funds become available and prior to the payment of items subsequently listed in this SECTION 11.1.

   (c) RETURN OF INITIAL CAPITAL CONTRIBUTIONS. To each of the Members, their initial capital contributions made under SECTION 3.2(A) above.

   (d) REPAYMENT OF LOANS UNDER SECTION 5.4(G). To pay accrued interest and principal due under any loans made to the Company by a Member or Members pursuant to SECTION 5.4(G) above.

   (e) DISTRIBUTION OF REMAINDER TO MEMBERS. To the Members in proportion to their Percentage Interests; provided, however, that any rent received by BV under the Lease which is in excess of $30,000 per month shall be deemed to be a distribution of cash flow under this Agreement (except for purposes of Section 11.2 hereof) and any distributions to the Members under this Section 11.1(e) shall be adjusted to reflect the treatment of such rent payments as distributions of cash flow.

  In any event, and notwithstanding any other provision of this Article to the contrary, the Company shall distribute cash to each Member in an amount equal to such Member's distributive share of the Company's taxable income (as shown on IRS Form 1065) multiplied by the highest federal income tax rate applicable to such income as received by the Company or any of the Members. For example, if BV's distributive share of the Company's taxable income for 1997 is $40,000.00, and the highest federal income tax rate is 39.6% (35% for CRCT and 39.6% for the owners of BV), then the Company shall distribute $15,840 to BV (40,000 x 39.6 % = $15,840). Such amount shall be payable on or before March 15 of each year based on the income for the preceding fiscal year.

  11.2 RIGHT OF BV TO TERMINATE.

   (a) Notwithstanding any provision herein to the contrary, BV shall have the option, in its sole discretion, to terminate the Company upon written notice to CRCT, between January 15, 1999 and January 25, 1999, if the distributions of cash flow with respect to the period ending December 31, 1998 have not resulted in BV receiving the following on or before January 15, 1999: (i) return of $100,000 of BV's initial capital contribution of $200,000 together with all accrued interest on BV's entire initial capital contribution, (ii) full and final payment of the principal amount and all accrued interest on BV's line of credit described in SECTION 3.2(B) and termination thereof, and (iii) payment of all rent due through such date under the Lease.

   (b) Notwithstanding any provision herein to the contrary, BV shall have the option, in its sole discretion, to terminate the Company upon written notice to CRCT, between January 15, 2000 and January 25, 2000, if the distributions of cash flow with respect to the period ending December 31, 1999 have not resulted in BV receiving the following on or before January 15, 2000: (i) return of the remaining $100,000 of BV's initial $200,000 capital contribution together with all accrued interest thereon, (ii) payment of all rent due through such date under the Lease, and (iii) the amount of $540,000 through distributions under SECTION 11.1(E) above.

   (c) BV shall have the option, in its sole discretion, to terminate the Company upon written notice to CRCT, between the January 15 and January 25 that follows the end of the initial five year term of the Company or the end of any Renewal Term (as defined in SECTION 12.1 below), if it has not received all rent due during such Renewal Term under the Lease (regardless of whether such rent is deemed to be a distribution of cash flow for purposes of
SECTION 11.1(E) above), and, in addition to such rent payments, BV has not received distributions of cash flow under SECTIONS 11.1(E) above in the amounts set forth below for the term or Renewal Term specified:

   YEAR                             DISTRIBUTION

   1/1/2000 through 12/31/2001      $480,000
   1/1/2002 through 12/31/2003      $960,000
   1/1/2004 through 12/31/2005      $1,440,000
   1/1/2006 through 12/31/2007      $1,920,000
   1/1/2008 through 12/31/2009      $2,400,000

  All distributions of cash flow with respect to any period ending on a December 31 shall be made no later than the following January 15.

   (d) If BV does not terminate the Company pursuant to and during the time periods allowed by either SECTIONS 11.2(A), (B) OR (C) above, then such right to terminate shall lapse and the Company shall continue in existence until BV's next option to terminate or until the expiration of, in the case of BV's right to terminate under SECTIONS 11.2(A) AND (B), its initial five year term as set forth in SECTION 12.1 below, or, in the case of BV's right to terminate under SECTION 11.2(C), until expiration of the applicable Renewal Term.

   (e) Notwithstanding any other provision herein to the contrary, either Member shall have the option, in its sole discretion, to terminate the Company in the event the other Member breaches its obligations hereunder and such breach is not cured within thirty (30) days after written notice of such breach is given to the breaching Member.

  11.3 RIGHT OF CRCT TO TERMINATE.

   (a) Subject to SECTION 11.3(B) below, CRCT shall have the option, in its sole discretion, to terminate the Company upon one hundred eighty (180) days written notice, given prior to the expiration of the initial five year term, or upon ninety (90) days written notice given prior to the expiration of any Renewal Term. If CRCT does not terminate the Company pursuant to and during the time periods allowed by this SECTION 11.3(A), then such right to terminate shall lapse and the Company shall continue in existence until expiration of the succeeding Renewal Term.

   (b) Notwithstanding, the provisions of SECTION 11.3(A) above, upon the end of the initial five year term, CRCT shall be obligated, at the option of BV, to extend the term of the Company for an additional three year period, and to renew the term of the Lease for such three year period, which extension the lessor shall agree to under the Lease, on the condition that BV's Percentage Interest shall decrease from 40% to 33.33% effective as of the first day of such three year period. If the term of the Company is extended under this
SECTION 11.3(b), BV shall not have the right to terminate the Company as provided in Section 11.2(c), but instead shall have the right to terminate the Company only upon the end of any of the Renewal Terms set forth below, or for thirty days thereafter, and only if it has not received all rent due during such Renewal Term under the Lease (regardless of whether such rent is deemed to be a distribution of cash flow for purposes of SECTION 11.1(E) above) and, in addition to such rent payments, has not received distributions of cash flow under SECTION 11.1(E) above in the amounts set forth below for the Renewal Terms specified:

   YEAR                            DISTRIBUTION

  1/1/2004 through 12/31/2005      $1,040,000
  1/l/2006 through 12/31/2007      $1,440,000
  1/l/2008 through 12/31/2009      $1,840,000

                                ARTICLE XII
                        TERM, TERMINATION, WINDING UP

  12.1 TERM. The initial term of the Company shall be a period of five (5) years, beginning March 1, 1997. Provided that the Lease and the Contract shall remain in effect throughout such time and subject to the rights of the parties to terminate the Company under SECTIONS 11.2 and 11.3 above, either Member shall have the option to extend the term of the Company for four (4) consecutive two (2) year periods (each a "Renewal Term"), beginning with the expiration date of the initial term. Such renewal option(s) may be exercised by written notice from one Member to the other Member not less than one hundred eighty (180) days prior to the expiration of the preceding term.

  12.2 EVENTS CAUSING DISSOLUTION. The Company shall be dissolved and its affairs wound up upon:

   (a) any event that terminates the continued membership of any Member (unless the remaining Member continues the Company as provided in SECTION 9.3);

   (b) an election to dissolve the Company made in writing by all Members;

   (c) the bulk sale, exchange, or other disposition of all or substantially all of the assets of the Company and the distribution of the net proceeds therefrom;

   (d) the election of either Member to terminate the Company pursuant to
SECTION 11.2 OR 11.3 hereof;

   (e) the termination of the Lease;

   (f) the termination of the Contract; or

   (g) as may be otherwise provided by law.

  12.3 PROCEDURE UPON THE OCCURRENCE OF AN EVENT OF DISSOLUTION. Upon the occurrence of an event of dissolution as set forth in SECTION 12.2, the provisions of SECTION 12.4 hereof shall apply. Such consent must be obtained no later than thirty (30) days after the occurrence of the event of dissolution.

  12.4 WINDING UP AFFAIRS UPON DISSOLUTION. Upon a termination of the
Company, the remaining Member(s) shall promptly wind up the business and affairs of the Company. The assets of the Company shall be applied as follows:

   (a) To the setting up of any reserves which the Members deem reasonable for any contingent or unforeseen liabilities or obligations of the Company arising out of or in connection with the conduct of the Company's business or the termination thereof. Any such reserves may be paid over to a bank or to an attorney at law as escrow agent, to be held for the purposes of disbursing such reserves in payment of the aforementioned contingencies and, at the expiration of such period as shall have been deemed advisable, to distribute the balance thereof in the manner provided in this Section;

   (b) To the repayment of Company obligations as provided in ARTICLE XI hereof;

   (c) To the repayment of the Members' capital accounts.

   (d) The remainder shall be distributed based upon each Member's Percentage Interest.

   (e) In the event the assets of the Company are insufficient upon termination to return to the members all or any part of their respective capital contributions, neither Member shall have any claim or recourse against the other Member, except for losses caused by the intentional or negligent actions or the bad faith of such Member.

  12.5 TERMINATION. When a winding up of the Company is required, a reasonable time, but not to exceed two (2) months, shall be allowed for the orderly liquidation of such of the assets of the Company as are to be liquidated and the discharge of all liabilities to its creditors, all so as to enable the Company to minimize any losses attendant upon liquidation. The Company shall be terminated when its affairs have been wound up and the distribution of its assets has been completed.

  12.6 LIQUIDATION STATEMENT. Each of the Members shall be furnished with a statement which shall set forth the assets and liabilities of the Company as of the date of complete liquidation an in the manner in which the assets of the Company are to be or have been distributed.

  12.7 VALUATION OF PROPERTIES. In the event of a liquidating distribution of any of the Company's property in kind, the fair market value of such Property shall be determined by an independent appraiser, approved by the Members, engaged in appraisal work in the immediate vicinity of the Property, selected by the Members, and each Member shall receive an undivided interest in such assets or assets of the Company, as determined by agreement of the Members, equal in value to the portion of the proceeds to which it would be entitled if such asset or assets were sold or otherwise converted to cash at such appraisal price and the cash were then distributed.

  12.8 WAIVER OF RIGHT TO PARTITION. As a material inducement to each Member to execute this Agreement, each Member covenants and represents to each other Member that, during the existence of the Company, no Member, nor his heirs, representatives, successors, transferees or assigns, shall attempt to make any partition of any Company assets, whether now owned or hereafter acquired, and each Member waives all rights of partition provided by statute or principles of law or equity, including partition in kind or partition by sale.

  12.9 CERTAIN PROHIBITIONS. BV agrees not to (a) during the term hereof or for one year thereafter, produce at the theater, either directly or indirectly, or rent the theater to any person or entity producing a country and western music variety show which uses the word "Country" in its name or in any trade name or trademark; (b) during the term hereof or for one year thereafter, hire any person who was an employee of the Company, CRCT, CTE or any affiliated entity within the one-year period prior to the termination of the Company; or (c) at any time, violate any copyright, trademark or common law intellectual property rights of CRCT, CTE or any affiliated entity.

                                ARTICLE XIII
                                MISCELLANEOUS

  13.1 NOTICES. The address for each Member for all purposes shall be the address set forth on the signature page to this Agreement, or such other address of which the Company and other Members shall have received written notice. Any notice, demand or request required or permitted to be given shall be considered made when personally delivered or when deposited, postage prepaid, by certified mail or registered mail, return receipt requested, to such Member at such address or sent by facsimile transmission to such Member at such address. If any notice is sent by facsimile transmission, a copy of such notice shall also be mailed. Copies of any notices required or permitted hereunder shall also be sent to the following addresses:

  If to the Lessor:    Timothy M. McLemore, Esq.
                       Gentry, Tipton, Kizer & McLemore, P.C.
                       800 S. Gay Street, Suite 2610
                       P.O. Box 1990
                       Knoxville, Tennessee 37901
                       Telecopy Number: 423-523-7315


  If to the Lessee:    G. Mark Mamantov, Esq.
                       Bass, Berry & Sims PLC
                       900 S. Gay Street, Suite 1700
                       P.O. Box 1509
                       Knoxville, Tennessee 37901-1509
                       Telecopy Number: 423-521-6234

  13.2 INTEGRATION. This Agreement embodies the entire agreement and understanding among the Members and supersedes all prior agreements and understandings, if any, among and between the members relating to the subject matter hereof.

  13.3 APPLICABLE LAW. This Agreement and the rights of the Members shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee.

  13.4 SEVERABILITY. In case any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other application thereof shall i lot in any way be affected or impaired thereby.

  13.5 BINDING EFFECT. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon, and inure to the benefit of, the Members and their respective heirs, executors, administrators, successors, transferees and assigns.

  13.6 LITIGATION COSTS. The Members agree that in the event of litigation between them with respect to any alleged breach of this Agreement, the prevailing party shall be entitled to recover its costs of such litigation, including reasonable attorneys' fees, in addition to any damages for such breach.

  13.7 ARBITRATION. The Members agree that any dispute between them arising under or with respect to this Agreement shall be settled, if possible, by mutual consultation and negotiation within thirty (30) days after written notice of such dispute or claim has been given by the complaining Member to the other Member. Should the Members fail to resolve the dispute within such period of time, they hereby agree to submit the matter for arbitration in Knoxville, Tennessee, under the then prevailing rules of the American Arbitration Association, before a panel of three arbitrators, one appointed by each Member, and the third appointed by the American Arbitration Association. The decision or award of a majority of the arbitrators shall be final and binding upon the parties, and may be entered as a judgment or order in any court of competent jurisdiction.

  13.8 SPECIFIC PERFORMANCE. Notwithstanding any provision herein to the contrary, either Member may be irreparably damaged if this Agreement is not specifically performed. Therefore, if any dispute should arise concerning the obligations of a party to this Agreement, an injunction may be issued restraining such action that is in contravention of this Agreement pending the termination a of such controversy, and the obligations of any party shall be enforceable in a court of equity by a decree of specific performance; provided, however, such remedy shall be cumulative and not exclusive and shall be in addition to any other remedy which the Members may have.

  13.9 TERMINOLOGY. As the context may require, all personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural, as appropriate. Titles of Articles and Sections are for convenience only and neither limit nor amplify the provisions of this Agreement itself.

  13.10 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original agreement, and all of which shall constitute but one agreement. Any Member may record a memorandum of agreement of this Agreement and each Member agrees to sign a memorandum of agreement evidencing this Agreement.

  13.11 AMENDMENT. This Agreement may be amended, modified or supplemented only by a writing execited by all Members.

  IN WITNESS WHEREOF, this Agreement is executed effective as of the date first set forth above.

                                       CRC OF TENNESSEE, INC.,
                                       A TENNESSEE CORPORATION

                                       By:  /s/ JOHN J. PILGER
                                           -----------------------------------
                                       Its: PRES.
                                           -----------------------------------

                                       ADDRESS:

                                       1719 Beach Blvd., Suite 306
                                       Biloxi, Mississippi 39531-5396
                                       (Telecopy number: 601/374-5935)




                                       BURKHART VENTURES, LLC.,
                                       A TENNESSEE LIMITED LIABILITY COMPANY

                                       By:    /s/ J. MACDONALD BURKHART
                                           -----------------------------------
                                       Its:   CHIEF MANAGER
                                           -----------------------------------

                                       ADDRESS:

                                       2001 Laurel Avenue
                                       601 Newland Professional Building
                                       Knoxville, Tennessee 37916
                                       (Telecopy number: 423/546-2625)

                                    EXHIBIT 1


                                 LEASE AGREEMENT

                                 LEASE AGREEMENT

  THIS LEASE AGREEMENT entered into this 24th day of September, 1996, by and between J. MACDONALD BURKHART, M.D. ("Lessor"), and COUNTRY TONITE THEATRE, L.L.C., a Tennessee limited liability company ("Lessee").

                              W I T N E S S E T H:

  THAT IN CONSIDERATION of the payment of the rents set forth below, and of the keeping of the mutual terms and covenants set forth herein, the parties hereby enter into this Lease Agreement (the "Lease"), by which Lessor leases to Lessee, and Lessee takes as a tenant, the property described on EXHIBIT A hereto which has been improved for use as a theater and parking therefor (the "Premises"), which exhibit is incorporated fully herein by reference, and all of the furniture, equipment, and fixtures which are owned by Lessor and currently used on the Premises, as more particularly described on EXHIBIT B, which exhibit is incorporated fully herein by reference (the "Equipment"), for a term beginning on the 15th day January, 1997 (the "Starting Date"), and ending on the 31st day of December, 2001, unless sooner terminated or extended in accord with the provisions herein. The "Premises" and the "Equipment" are collectively referred to herein as the "Leased Property".

  TO HAVE AND TO HOLD the Leased Property, with all rights, privileges and appurtenances thereto belonging, unto Lessee for and during the term as above provided; and Lessor covenants with Lessee to keep Lessee in quiet possession of the Leased Property during the term of the Lease, unless sooner terminated pursuant to any provision of the Lease, provided that Lessee shall promptly pay the rent and keep and perform the covenants and agreements of this Lease.

  1. POSSESSION OF LEASED PROPERTY: Lessee acknowledges that it has conducted an inspection of the Leased Property, and the acceptance of possession by Lessee shall be conclusive evidence that the Leased Property is in acceptable condition and fit for Lessee's purposes. Lessee shall have the right of possession of the Leased Property as of the Starting Date and Lessor shall not permit the condition of the Leased Property to deteriorate between the date hereof and the Starting date, ordinary wear and tear excepted. In addition, upon the prior, written consent of Lessor, which shall not be unreasonably withheld and subject to the rights of third parties, Lessee shall have the right of access to and entry on the Leased Property prior to the Starting Date, if and to the extent necessary to allow Lessee to prepare for the performance of its obligations as stated herein and consistent with Lessor's rights and obligations to the current tenant and other third parties.

  2. USE OF LEASED PROPERTY: Lessee shall use the Leased Property solely for the purpose of operating theatrical and musical productions including the "Country Tonite Show" solely for the exclusive benefit of the Lessee, and also including complimentary morning and afternoon musical and theatrical shows, and celebrity shows, and for no other purposes without the prior, written consent of Lessor. The parties acknowledge and agree that Lessee has entered into or will enter into a contract with Country Tonite Enterprises providing for performance of the "Country Tonite Show" on the Premises throughout the term of this Lease Agreement, as provided in such contract, a copy of which is attached hereto as EXHIBIT C (the "CTE Contract"). Lessee shall comply, at its own expense, with all present and future federal, state, and local laws, rules, regulations, ordinances, and/or orders concerning the use of the Leased Property, provided, however, Lessor shall be responsible for correcting any existing violations of such laws existing as of the Starting Date. Lessee shall do nothing, and shall permit nothing to be done, on or about the Leased Property which constitutes waste, nuisance, or interference with the peaceful, quiet enjoyment or use of adjoining or neighboring property. Lessee shall do nothing which would make void or voidable any insurance on the Leased Property. Lessee shall not damage the Leased Property and Lessee shall exercise due care in and around the Leased Property. Lessee shall preserve and protect the Leased Property and shall be responsible for keeping the Premises clean. Notwithstanding anything herein, Lessee shall not be liable for the cost of any damage actually reimbursed by insurance or any damages that Lessor is required to insure hereunder.

  3. RENT: Lessee shall pay Lessor rent on the first day of each month during the term of this Lease, beginning on March 1, 1997 and on the first day of each succeeding month. The amount of such rental shall be as follows:

  (a) for the period beginning March 1, 1997 and ending on February 28, 1998, the total sum of Three Hundred Sixty Thousand Dollars
      ($360,000.00) payable in twelve (12) equal installments of Thirty Thousand Dollars ($30,000.00) each;

  (b) for the period beginning on March 1, 1998 and ending on February 28, 1999, the total sum of Four Hundred Eighty Thousand Dollars
      ($480,000.00) payable in twelve (12) equal installments of Forty Thousand Dollars ($40,000.00) each;

  (c) for the period beginning on March 1, 1999 and ending on February 28, 2000, the total sum of Eight Hundred Forty Thousand Dollars
      ($840,000.00) payable in twelve (12) equal installments of Seventy Thousand Dollars ($70,000.00) each; and

  (d) for each subsequent year during the term of this Lease (beginning on each successive March 1 and ending on the following February 28, unless terminated sooner in accordance with the terms of this Lease), the total sum of Eight Hundred Forty Thousand Dollars ($840,000.00) per year, payable in equal monthly installments of Seventy Thousand Dollars ($70,000.00) each.

  Rent shall be due and payable on the first day of each month without further notice as to the due date and without set-off or deduction except as otherwise expressly provided herein, at the address of Lessor specified on the signature page of this Lease, or at such other address as the Lessor may from time to time specify by written notice to Lessee.

  4. TAXES, UTILITIES, MORTGAGE PAYMENTS, PROPERTY INSURANCE, AND
ASSESSMENTS: Lessor shall be responsible for all mortgage paymerts (if any), property taxes, and assessments (if applicable), and commercial property insurance and his own commercial general liability insurance, if any, as to the Leased Premises. Lessee shall be responsible for all other costs and expenses, including utilities and all other insurance, including its own commercial general liability insurance, connected with or relating to the Leased Property during the term of this Lease Agreement, beginning on the Starting Date, except to the extent expressly provided herein, as additional rent.

  5. REPAIRS AND MAINTENANCE: Lessor warrants that as of the Starting Date, the Equipment will be in good operating condition, and Lessee's acceptance of possession shall be conclusive evidence of such good condition. Lessor assumes responsibility for major repairs that are essential and required as to the roof and structure of the building located on the Premises and for major repairs (not maintenance or minor repairs) as to the HVAC system utilized in such theater building. Lessee shall be responsible for all other repairs, maintenance, upkeep, and Cleaning as to the Leased Property. It shall be the responsibility of Lessee to maintain the Leased Property and any and all improvements thereto in good condition, repair, and working order, ordinary wear and tear excepted, and except to the extent Lessor is obligated to make a major repair as required above.

  6. INSURANCE: Lessor shall purchase and maintain, at its expense, during the term of the Lease, commercial property insurance covering the Leased Property against at least those risks covered by the Insurance Services Office Special Cause of Loss Form or its equivalent for the full replacement value thereof with an agreed amount endorsement so as to avoid any coinsurance penalty, with a deductible of not more than Twenty-five Thousand Dollars

($25,000.00). The risks of flood and earthquake shall also be insured against either by endorsement to said commercial property policy or by a separate policy specifically insuring against those risks.

  Lessee shall purchase and maintain, at its expense, during the term of the Lease commercial general liability insurance covering Lessee's legal liability as respects the Leased Property and any adjacent property which serves the Leased Property. Said insurance shall have limits of not less than Ten Million Dollars ($10,000,000.00) per occurrence for bodily injury including death, property damage and personal injury. Lessee agrees to name Lessor as an Additional Insured -- Lessee of Premises.

  In the event that both Lessor and Lessee agree, the commercial property and commercial general liability required to be carried hereunder by both parties pursuant to this PARAGRAPH 6 may be provided by one or more policies insuring both Lessor, Lessee, and their respective owners. In such event, the total limit of the commercial property policy shall be equal to the sum of the limit required to be carried by Lessor and Lessee and the policy shall carry a deductible not to exceed Twenty-Five Thousand Dollars ($25,000.00). The limits of the commercial general liability policy shall not be less than Ten Million Dollars ($10,000,000.00) per occurrence and general aggregate. The premiums for said policy(ies) shall be paid by Lessor and Lessee based on the respective charges made by the insurance company(ies) providing such coverage, with Lessor paying the premiums related to the commercial property insurance on the Leased Property and loss of rental income and landlord's liability if Lessor decides to carry such insurance and with Lessee paying the premiums related to the commercial general liabibility policy (other than landlord's liability), loss of income insurance and commercial property insurance on Lessee's own property. In the event of a loss under the commercial property policy that is subject to a deductible, Lessor and Lessee shall each bear that portion of the deductible that is equal to a fraction of which the numerator is the amount of their respective insured loss and the denominator of which is equal to the total insured loss incurred. If either party elects to maintain their individual policies for any policy period, they shall notify the other party at least ninety (90) days prior to the expiration of the current policy(ies) period. Both Lessor and Lessee will be named insureds on all said insurance policies.

  All insurance required to be maintained by either Lessor or Lessee shall be written by insurance companies licensed to do business in the State of Tennessee and that have A.M. Best Ratings of A-VII or better and such companies must be reasonably acceptable to Lessor. Lessor and Lessee shall each provide the other with certificates of insurance evidencing the insurance required by this PARAGRAPH 6 which must contain provisions that require the insurer to give the certificate holder at least thirty (30) days notice of cancellation or renewal.

  7. WAIVER OF SUBROGATION: Lessor and Lessee hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other covered casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, PROVIDED, HOWEVER, that this release shall be applicable and in force and effect only with respect to loss or damage fully covered by insurance and occurring during such time as the releasor's insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

  Lessor and Lessee each agrees that they will request their insurance carriers to include in their policies a waiver of subrogation clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

  8. DAMAGE TO LEASED PROPERTY: In case of damage to the Leased Property or any subsequent improvements by fire or other casualty, Lessee shall give immediate written notice to Lessor, who shall elect to cause the damage to be repaired with reasonable speed (unless the Lease is terminated as provided below, subject to delays beyond the reasonable control of Lessor, and to the extent the Premises are rendered unfit for Lessee's purpose, the rent shall proportionately abate beginning on the date of such damage. In the event that the damage shall be so extensive that in the written opinion of an independent architect selected by Lessor and reasonably acceptable to Lessee that it is not reasonable for Lessor to repair or rebuild within one (1) year from the date of such damages, this Lease shall be terminated as of the date of such damage by written notice from Lessor to Lessee, given within ninety
(90) days after the date of such damage, and the rent shall be adjusted to the date of such damaged and Lessee shall promptly vacate the Premises. In the event that the Lease is not terminated in accordance with the terms of this Agreement, and if Lessee reasonably ceases its use of the Premises as a direct result of damage caused by fire or other casualty, then rent shall be abated from the date of the damage until Lessee reasonably may resume use of the Leased Property.

  9. CONDEMNATION: If the whole or substantially whole of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this Lease shall terminate as of the date of the taking. If less than the whole or substantially the whole of the Premises shall be so condemned or taken, then Lessor or Lessee may, at its option, terminate this Lease as of the date of the taking if such taking materially interferes with Lessee's operations on the Premises. Upon any such condemnation or taking and the continuation of this Lease as to any part of the Premises, the base rental shall be diminished by an amount representing the part of the said rent properly applicable to the portion of the Premises which may be so condemned or taken. Lessor shall be entitled to receive the entire award in any condemnation proceeding, except as provided below, and Lessee shall have no claim against Lessor or against the proceeds of the condemnation. However, Lessee shall not be prohibited from making an appropriate claim against the condemning authority for the value of the unexpired term of the Lease and/or for any displacement award to which Lessee may be entitled.

  10. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS: Lessor shall not be responsible for the making of any decorations, alterations, additions, or improvements to the Leased Property. Lessee may not make decorations, alterations, additions, or improvements (except required repairs, maintenance, and cleaning and except for initial decorations, signs, marquees, and additions deemed reasonably necessary by Lessee to make the Premises operable as a County Tonite Theatre and which shall not cause any structural, permanent or significant damage to the Leased Property or require any cost or expense to Lessor upon termination of this Lease) on or to the Leased Property without the prior consent of Lessor in writing. All permitted decorations, alterations, additions, and improvements shall become the property of Lessor and shall remain with the Leased Property as a part thereof upon the termination of this Lease (except that Lessee may remove its trade fixtures and personal property upon such termination). Further, Lessor, at his option, may require Lessee to remove any decorations, signs, marquees, trade fixtures, personal property and/or additions, at Lessee's sole expense, and require Lessee to promptly and fully repair any damages caused by the removal of any such item(s).

  11. SIGNS: Lessor consents to Lessee's use of the stone sign aid electronic message reader currently used on the Premises (the "Message Reader") subject to the following terms and conditions:

  (a) Lessee shall not display any additional signs or any other outdoor advertising materials on the Premises (except to the extent permitted by PARAGRAPH 10 above) or relocate the existing stone sign, without the prior, written consent of Lessor as to location, size, design, and content. Lessee shall provide Lessor with reasonable specifications, drawings, and descriptions when seeking such consent. Such consent shall not be unreasonably withheld. Lessee shall bear all expenses associated with any signs except for lease payments due in connection with the Message Reader. Any such sign(s) placed upon the Premises in accordance with this provision, shall:

      (i) be in compliance with all federal, state, and local laws, regulations, and ordinances;

      (ii) not cause any damage to the Premises; and

      (iii) promptly be removed by Lessee upon termination of the Lease;

  (b) Lessee's use of the stone sign and Message Reader, and any permitted modifications, shall not result in any damage to such sign or Message Reader;

  (c) Lessee may acquire an electronic sign or message reader for its use in lieu of the existing Message Reader. In such event, Lessor shall have the right to remove the existing Message Reader and Lessor shall have no further obligation to provide an electronic sign or Message Reader to Lessee. Lessee shall use its best efforts to assist Lessor in selling, trading, or exchanging the Message Reader on terms financially advantageous to Lessor. In that regard, Lessee shall negotiate in good faith with Don Bell Industries, Inc. regarding the acquisition of a replacement electronic sign or message reader, including a possible trade of the existing Message Reader, but notwithstanding the foregoing, Lessee shall not be required to purchase a replacement electronic sign or message reader from Don Bell Industries, Inc. if Lessee determines that it is in its best interests to purchase a replacement electronic sign or message reader from another vendor;

  (d) If Lessee acquires a replacement electronic sign or message reader for its use, Lessor shall have the option to acquire such sign and related equipment from Lessee upon termination of this Lease for an amount equal to the lower of:

      (i) Lessee's adjusted tax basis in such equipment; or

      (ii) sixty percent (60%) of the fair market value of such equipment.

        Lessor shall have ninety (90) days following the termination of this Lease to exercise any option provided hereunder and thirty (30) days thereafter to pay the purchase price as computed above.

  12. ACCESS BY LESSOR: Lessor and/or its authorized agents shall have the right to enter the Premises at all reasonable times for inspection. Lessor and/or its authorized agents shall have the right to enter the Premises to show the Leased Property to prospective purchasers, tenants, or for any other reasonable purpose upon twenty-four (24) hours advance notice.

  13. ASSIGNMENT AND SUBLETTING: Lessee shall not assign, sell, mortgage, or otherwise transfer this Lease, in whole or in part, or sublet all or part of the Premises (except for limited licenses to third-parties for the purposes of entertainment activities and vendors of items such as souvenirs, refreshments and similar items that compliment the authorized uses of the Premises, that provide revenue solely for the benefit of Lessee, and provided such licenses have terms that are consistent with the terms of this Lease), without the prior, written consent of Lessor, which consent may be withheld for any reason, reasonable or unreasonable, in Lessor's sole discretion.

  14. PARKING: Lessor agrees and covenants that throughout the term of the Lease it shall provide on or adjacent to the Premises one (1) parking space for every three (3) theater seats, togethr with reasonably sufficient tour bus spaces. Lessee agree that a total of three hundred fifty (350) parking spaces now exist; provided, however, that Lessor shall correct any drainage problems that prevent the reasonable use of existing parking spaces prior to the Starting Date. Lessor shall provide and gravel a total of one hundred fifty (150) additional such parking spaces prior to March 1, 1997 in an unpaved area until such time as Lessor and Lessee mutually agree that additional paved parking spaces are reasonably required. Such parking spaces need not be on the Premises but shall be located on the property currently owned by the Lessor which adjoins the Premises; the location of such spaces within that adjoining property shall be at the discretion of Lessor but such parking area shall be adjacent to the Premises or connected to the boundary of the Premises by a walkway not to exceed twenty-five (25) feet in length. Such parking spaces shall be in an area reasonably accessible to the theater and the utilities, security, and maintenance of such spaces shall be the duty of Lessee. Such parking, as located from time to time, shall become a part of the Premises for purposes of this Lease Agreement. In the event Lessor fails to construct and gravel such additional parking spaces on or before March 1, 1997, Lessee may construct and gravel such parking spaces and may deduct the cost thereof, with interest ther eon at the prime rate published in the WALL STREET JOURNAL (the "Prime Rate"), from the rents payable hereunder.

  15. ASSUMPTION OF EQUIPMENT LEASES: As of March 1, 1997, Lessee shall assume all of Lessor's obligations under the equipment leases attached hereto as COLLECTIVE EXHIBIT D which is incorporated herein by reference (the "Leased Equipment"). Durinc the term of this Lease, Lessee shall have the right to use the Leased Equipment.

  Upon termination of this Lease, regardless of the cause of such termination, all rights associated with the lease of sound and light equipment (Pearson Leasing & Financial Corporation d/b/a Citizens National Leasing), including title to such equipment if the Lease and any purchase option has been paid in full, shall be the sole and exclusive property of Lessor. Lessee shall use its best faith efforts to facilitate and arrange for a reasonable sale of the video equipment currently leased by Pro Lease Funding Group, Inc. to Burkhart Farms, LLC.

  Lessee is not assuming any obligations under a lease between Don Bell Industries, Inc. and Burkhart Farms, LLC in connection with the Message Reader. Provided, however, Lessee shall have the right to use the Message Reader in accordance with the terms set forth in

PARAGRAPH 11 hereof, and Lessor shall cause Burkhart Farms, LLC to make such Message Reader available to Lessee.

  16. EXTENSION AND TERMINATION OF TERM: Provided Lessee is not then in default, and provided that the term of this Lease has not otherwise terminated, and provided that the existence of Lessee has not been dissolved as a result of the wrongful action of eitier member, Lessee shall have the right, at the expiration of the initial five (5) year term of this Lease, to a series of four (4) consecutive renewal options, each for a term of two (2) years, and each beginning upon the date of expiration of the proceeding term. Lessee shall exercise such option by written notice to Lessor, given in accord with the notice provisions of this Lease, not less than one hundred eighty (180) days prior to the expiration of the initial term and not less than ninety (90) days prior to the expiration of any renewal term. In the event the Lessee is dissolved in violation of Lessee's Operating Agreement, this Lease shall terminate at the option of Lessor if Casino Resource Corporation of Tennessee, Inc. caused such dissolution or by Lessee if Burkhart Ventures, LLC caused such dissolution. Otherwise, if Lessee terminates as a limited liability company in accordance with the terms of its Operating Agreement and such termination is not wrongful, then this Lease shall terminate.

  17. DEFAULT: Any of the following shall constitute an event of default by
Lessee:

  (a) Failure by Lessee to pay, in full, on the dates due, any rental or other sums payable hereunder, including Lessee's obligation to pay for insurance. TIME IS OF THE ESSENCE. Provided, however, Lessee shall have five (5) days following written notice from Lessor to cure such default.

  (b) Failure by Lessee to observe or perform any of the terms, covenants, agreements, or conditions contained in this Lease, other than payment of rental, additional rental, or other sums due, for a period of thirty (30) days after written notice from Lessor specifying such default, provided, if any such default cannot be completely cured within such thirty (30) day period, despite Lessee's diligent, best faith effort, commenced immediately, then Lessee shall have a reasonable time to complete the cure of such default, for a period not to exceed ninety (90) days.

  (c) The filing by Lessee of a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, readjustment of debts, or any other relief under the bankruptcy act, or any other insolvency act, or any action by Lessee indicating consent, approval, or acquiescence in any such proceeding; the making by Lessee of any general assignment for the benefit of its creditors; or the inability of Lessee, or the admission by Lessee of the inability to pay its debts.

  (d) The filing of any involuntary petition in bankruptcy or similar proceeding against Lessee, and the continuation of such proceeding for a period of ninety (90) days undismissed, unbonded, or undischarged.

  (e) The insolvency of Lessee.

  (f) The desertion or abandonment, or failure to use the Leased Property as the "Country Tonite Theatre" for any period (during the contemplated annual operating season) exceeding seven (7) consecutive days, regardless of whether Lessee continues to pay all stipulated rental, unless Lessor provides written consent, which shall not be unreasonably withheld, or unless caused by damage or destruction of the Leased Property.

  (g) The occurrence of any unlawful activity on the Premises permitted or tolerated by the Lessee.

  (h) Attachment of the Leased Property or Lessee's interest therein, if not satisfied or dissolved within ten (10) days.

  (i) The attempted assignment, subletting, or mortgaging of the Leased Property without the prior, written consent of Lessor.

  (j) Any construction, change, or alteration to the Leased Property by Lessee or Lessee's agent without the prior, written consent of Lessor unless permitted by this Lease.

  The following shall constitute an event of default by Lessor under this
Lease:

  (a) Failure by Lessor to observe or perform any of the terms, covenants, agreements, or conditions contained in this Lease for a period of thirty (30) days after written notice from Lessee specifying such default. Provided, however, if Lessor has a repair obligation pursuant to PARAGRAPH 5, such repair shall be commenced within ten
      (10) days after written notice from Lessee and shall be completed as promptly as possible.


  18. REMEDIES: Lessor, to the extent permitted by law, may take any one or more of the remedial steps set forth below, when there exists an event of default by Lessee:

  (a) Lessor may, at its option, declare the present value of all installments of rent as determined at the time of default for the remainder of the Lease term to be immediately due and payable, less the present value of the reasonably foreseeable rental income from the Leased Property for the remainder of the term.

  (b) Lessor may re-enter and take possession of the Leased Property without terminating this Lease, and re-lease the Leased Property in its entirety for the account of Lessee, holding Lessee liable for the difference in rent and other amounts actually paid by the new tenant, and the rents and other amounts payable by Lessee hereunder.

  (c) Lessor may terminate the Lease, exclude Lessee from possession of the Leased Property, and use its best efforts to lease the same to another for the account of Lessee, holding Lessee liable for all rent and other amounts payable by Lessee hereunder.

  (d) Lessor may take whatever action at law or in equity it may deem necessary or desirable to collect the rent and other amounts then due and thereafter to become due, or to enforce performance of any obligation, agreement, or covenant of the Lease, and in connection with such action, may recover all damages to Lessor for Lessee's violation or breach of the Lease.

  (e) No remedy reserved to Lessor hereunder is intended to be exclusive, and each and every remedy shall be cumulative. No delay or omission to exercise any right or power accruing to Lessor upon any default by Lessee shall impair any such right or shall be construed to be a waiver thereof.

  (f) Lessee shall pay Lessor as additional damages in the event of breach the reasonable fees of any attorneys employed by Lessor for the collection of rent or the enforcement or performance of the Lease, and all other expenses incurred by Lessor in connection therewith, including but not limited to litigation expenses, court costs, and court reporter's fees.

  If an event of default by Lessor shall occur hereunder, in addition to any other remedies granted or permitted by law, Lessee may cure such default and may deduct the cost of such cure, plus interest thereon at the Prime Rate, from the rents payable hereunder, provided, however, Lessee has first provided written notice of such alleged default and Lessor has not commenced to cure such alleged default within thirty (30) days following such notice. Provided, if any such default cannot be completely cured within such thirty
(30) day period, despite Lessor's diligent, best faith effort, commenced immediately, then Lessor shall have a reasonable time to complete the cure of such default for a period not to exceed ninety
(90) days.

  19. NOTICES: All notices required or permitted hereunder shall be given in writing and shall either be personally delivered, sent by facsimile or mailed to the addresses/facsimile numbers of the parties set forth on the signature page of this Lease, or to such other addresses/facsimile numbers as may be designated from time to time by either party, by notice given pursuant to this paragraph. When notice is by mail, it shall be sent certified with postage pre-paid and shall be complete upon its deposit in the U.S. mail. Notices personally delivered or sent by facsimile shall be effective upon delivery or transmission. If notices are sent by facsimile, a copy shall also be mailed. Copies of any notices required or permitted hereunder shall also be sent to the following:

  If to Lessor: Timothy M. McLemore, Esq.
                Gentry, Tipton, Kizer & McLemore, P.C.
                800 S. Gay Street, Suite 2610
                P.O. Box 1990
                Knoxville, Tennessee 37901

  If to Lessee: G. Mark Mamantov, Esq.
                Bass, Berry & Sims, PLC
                900 S. Gay Street, Suite 1700
                P.O. Box 1509
                Knoxville, Tennessee 37901-1509

  20. SUBORDINATION: This Lease shall be subordinate to any mortgage now or hereafter placed upon the Leased Property and to any and all renewals, replacements, and extensions of any such mortgage, but only if Lessor shall deliver to Lessee within ninety (90) days of the date any such mortgage is executed a nondisturbance agreement from any such mortgagee of the Leased Property in a form reasonably satisfactory to Lessee. Lessor also covenants to provide Lessee within thirty (30) days of the date hereof a nondisturbance agreement from any existing mortgagees in a form reasonably satisfactory to Lessee. In the event of foreclosure of any such mortgage, exercise of power of sale thereunder, or deed in lieu of foreclosure, Lessee shall attorr to the purchaser under such foreclosure, exercise of power of sale, or deed in lieu of foreclosure, and recognize such purchaser as the Lessor, provided that such purchaser does not disturb Lessee's right to possession as long as Lessee observes and performs all of the terms and conditions of this Lease.

  21. WAIVER: No waiver by Lessor at any time of the breach of any covenant by Lessee shall impair Lessor's rights for any subsequent breach, and acceptance by Lessor of a portion of all rent last due shall not constitute a waiver of the breach of any covenant or condition, or of any damages due to Lessor by Lessee. No waiver of any provision of this Lease shall be binding upon Lessoi unless in writing signed by Lessor. This provision may not be orally waived.

  22. CERTIFICATE OF GOOD STANDING: Lessor and Lessee agree, at any reasonable time, and from time to time, upon not less than five (5) days notice by the other party, to execute, acknowledge, and deliver to the other party a statement in writing certifying that the Lease is unmodified and in full force and effect, and certifying the dates to which the rent, rent adjustments, and other charges have been paid, and stating whether or not to the best knowledge of the signers of such certificate, that the other party is in default in performance of any obligation under this Lease, and if so, specifying such default, it being intended that such Statement be delivered to and relied upon by any prospective purchaser, tenant, mortgagee of the Premises or any lender to or investor in Lessee. If the other party fails or refuses to provide such certificate within the time allowed, it will be conclusively presumed that the Lease is in full force and effect in accord with its terms and that the other party is not in default.

  23. AMENDMENT OF LEASE: This Lease may not be altered, changed, or amended, except by a document in writing, signed by Lessor and Lessee. This Lease contains the entire agreement between the parties as to the Leased Property.

  24. RECORDING: Upon the request of either party, the parties will execute a memorandum of lease which may be recorded by either party, at the expense of the party desiring such recordation.

  25. GOVERNING LAW: This Lease shall be governed by the substantive, internal laws of the State of Tennessee.

  26. SEVERABILITY: If any provision of this Lease be invalid or unenforceable in law, it shall not affect the validity of any other provisions hereof.

  27. CAPTIONS: The captions in this Lease are for convenience only, and shall not be construed as a part of the Lease.

  28. COUNTERPARTS: This Lease may be executed in several counterparts, each having the full force and effect of an original.

  29. SUCCESSORS AND ASSIGNS: This Lease shall be binding upon Lessor's successors and assigns, and upon Lessee's successors and assigns, in the event of any permitted assignment by Lessee.

  30. MODIFICATIONS REQUIRED BY MORTGAGEE: Lessee agrees that in the event that Lessor's mortgagee requires modifications or amendments to this Lease (exclusive of economic modifications or amendments), Lessee shall execute such changes and amendments which may be reasonably required.

  31. UTILITY EASEMENTS: Lessor shall be entitled to enter into such easements or agreements with utility companies which are required in order to provide service to any portion of the Premises. Lessee hereby consents to the execution of such easements by Lessor, and agrees to execute any necessary documents and to take such action necessary in order to consummate same.

  32. ALL GENDERS AND NUMBERS INCLUDED: Whenever the singular or plural, or masculine, feminine, or neuter is used in this Lease it shall equally apply to, extend to and include the other.

  33. NO PARTNERSHIP: Nothing contained herein shall be deemed or construed by the parties or by any third party as creating the relationship of principal and agent or a partnership or of a joint venture between the parties hereto, it being understood and agreed that the sole relationship between the parties hereto is that of Lessor and Lessee. Lessee shall be solely responsible for all taxes and expenses arising out of the use and occupancy of the theater except as expressly provided herein.

  34. ESTATE OF LESSOR: Lessor represents and warrants to Lessee that it has full right and lawful authority to enter into this Lease; that the Leased Property is free and clear of all liens, exceptions, restrictions and encumbrances except those shown on EXHIBIT E attached hereto; and that Lessor will defend the title to the Leased Property against the claims of all persons. The mechanic's lien filed by Creative Structures, Inc. will be removed by Lessor on or before December 31, 1996.

  35. QUIET POSSESSION: Lessor covenants that Lessee, upon performing and observing the covenants to be observed and performed by Lessee under this Lease, shall peaceably hold, occupy and enjoy the Leased Property during the term of this Lease without interference by Lessor or by any other person claiming by, through or under Lessor.

  36. HAZARDOUS SUBSTANCES: Lessor represents and warrants that it has not placed or disposed of any Hazardous Substances on the Premises and furthermore represents and warrants that, to the best of its knowledge, no such Hazardous Substances have been placed or disposed of by any other person on the Premises.

  "Hazardous Substance" means gasoline, motor oil, fuel oil, waste oil, other petroleum or petroleum-based products, asbestos, polychlorinated biphenyls ("PCBs") and any chemical, material or substance to which exposure is prohibited, limited or regulated by any federal, state, country, local or regional authority or which, even if no so regulated, is known to pose a hazard to health and safety, including but not limited to substances and materials defined or designated as "hazardous substances", "hazardous materials" or "toxic substances" under applicable law.

  37. NO LIENS: Lessee shall not attempt to encumber the Leased Property in any manner and Lessee shall not permit any mechanics', materialmen's, or other lien to be placed upon the Leased Property in connection with any permitted improvements, additions, or any required repairs and maintenance by Lessee.

  IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the day and year first written above.

                                       LESSOR:

                                       J. MacDONALD BURKHART, M.D.

                                       ADDRESS:
                                       601 Newland Professional Building
                                       2001 Laurel Avenue
                                       Knoxville, Tennessee 37916
                                       Telecopy: (423) 546-2625

                                       LESSEE:

                                       COUNTRY TONITE THEATRE, L.L.C., A
                                       TENNESSEE LIMITED LIABILITY COMPANY

                                       By:  /s/ JOHN J. PILGER
                                       Its: Chief Manager

                                       ADDRESS:
                                       c/o Casino Resource Corporation
                                       1719 Beach Blvd., Suite 306
                                       Biloxi, Mississippi 39531-5396
                                       Telecopy: (601) 374-5935

STATE OF TENNESSEE
COUNTY OF KNOX

  Personally appeared before me, Notary Public of said County, J. MacDONALD BURKHART, M.D., the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the within instrument for the purposes therein contained.

  Witness my hand, at office, this  day of   , 1996.


                                              ------------------------------
                                                  Notary Public


My Commission Expires:
                      ---------------

STATE OF MISSISSIPPI
        ---------------
COUNTY OF HARRISON
         --------------

  Before me, a Notary Public of the state and county aforesaid, personally appeared John J. Pilger with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be President (or other officer authorized to execute the instrument) COURTRY TONITE THEATRE, L.L.C., the within named bargainor, a Tennessee limited liability company, and that he as such President executed the foregoing instrument for the purpose therein contained, by signing the name of the limited liability company by himself as President.

  Witness my hand, at office, this 24 day of September, 1996.

                                              /s/ ANDREA R. GARCIA
                                              ------------------------------
                                                  Notary Public


My Commission Expires:   6/6/2000
                      -------------------------

                           UNCONDITIONAL GUARANTY OF LEASE

  Casino Resource Corporation ("CRC"), a Minnesota corporation, is the sole owner of CRC of Tennessee, Inc., a Tennessee corporation ("CRCT"). CRCT is a Member of Country Tonite Theatre, L.L.C., a Tennessee limited liability company ("Lessee"), and CRCT owns sixty percent (60%) of the membership interests of the Lessee. As an inducement for the execution of the foregoing Lease Agreement (the "Lease"), and as an additional consideration to J. MacDonald Burkhart, M.D. ("Lessor"), CRC covenants and agrees as follows:

  1. CRC hereby unconditionally and absolutely guarantees the prompt and full payment of Lessee's rental obligations described in paragraph 3 of the Lease Agreement but only to the extent of Thirty Thousand Dollars ($30,000.00) per month and only through the initial five (5) year term of the Lease.

  2. CRC agrees that this Guaranty may be enforced by Lessor without first resorting to or exhausting any other remedy, security, or collateral. Lessor shall provide notice to CRC of any nonpayment of rent and within five (5) days, CRC shall pay to Lessor Thirty Thousand Dollars ($30,000.00) for such month less any partial rental payments for such month timely paid by Lessee. CRC agrees that its obligations pursuant to this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Lessee or its estate in bankruptcy (including without limitation any rejection of the Lease by Lessee or by any trustee or receiver in bankruptcy resulting from the operation of any present or future provisions of the United States Bankruptcy Code or any similar statute or decision of any court.) The liability of CRC shall not be affected by any repossession of the Leased Property by Lessor.

  3. CRC agrees that in the event this Guaranty is placed in the hands of an attorney for enforcement, CRC shall reimburse Lessor for any and all expenses incurred, including reasonable attorney's fees and litigation expenses.

  4. CRC agrees that this Guaranty shall inure to the benefit of and may be enforced by Lessor, his successors and assigns, and any mortgagee(s) of the Leased Property, and shall be binding and enforceable against CRC and CRC's successors, and assigns.

  5. The execution of this Guaranty by John J. Pilger, President of CRC, has been duly authorized by an appropriate action of the Board of Directors of CRC but no director, officer, or employee of CRC shall have any personal liability for this Guaranty. A copy of the corporate resolution authorizing the execution of this Guaranty shall be promptly delivered to Lessee.

  6. This Guaranty contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Guaranty and supersedes all prior written or unwritten arrangements or understandings with respect thereto. This Guaranty shall be governed by and in accordance with the substantive, internal laws of the State of Tennessee. CRC hereby submits to the jurisdiction and venue of the state and federal courts located in Knox County, Tennessee. The parties agree they have jointly prepared this Guaranty. This Guaranty may not be modified, amended or revoked, except in a writing signed by all parties. This provision may not be orally waived.

  IN WITNESS WHEREOF, CRC has executed this Guaranty this 24 day of September, 1996.

                                CASINO RESOURCE CORPORATION, a
                                Minnesota corporation

                                By:/s/ JOHN J. PILGER
                                   ---------------------------------
                                   John J. Pilger

                                Its: President

STATE OF MISSISSIPPI
        ----------------
COUNTY OF HARRISON
         ---------------

  Before me, a Notary Public of the state and county aforesaid, personally appeared JOHN J. PILGER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be President (or other officer authorized to execute the instrument) of CASINO RESOURCE CORPORATION, the within named bargainor, a corporation, and that he as such President, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as President.

  Witness my hand and seal, at office, this 24 day of September, 1996.

                             /s/ ANDREA R. GARCIA
                           --------------------------------------
                             Notary Public

  My Commission Expires:   6/6/2000
                        ----------------------

                                  EXHIBIT A



The "Premises" is a portion of the real property owned by Lessor. The entire tract owned by Lessor is more particularly described on EXHIBIT A-1 attached hereto. The "Premises" is that portion improved as a theater building and the parking therefor. The shaded area on the map attached hereto as EXHIBIT A-2 is an approximate depiction of the Premises.

                                  EXHIBIT A-1



                          Diagram of Property Boundary

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, and being a 10.165 acre tract located on the eastern side of U. S. Highway 441, and being more particularly bounded and described as follows:

BEGINNING at an iron pin set in the eastern right-of-way of U. S. Highway 441, said iron pin being 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U. S. Highway 441 with the northern right-of-way of Sugar Hollow Road; thence with the right-of-way of U. S. Highway 441 North 00 deg. 42 min. 48 sec. East passing an iron pin at 55.38 feet, a total distance of 178.16 feet to an iron pin marking the southwestern corner of Lot 7 of Pine Grove Plaza (Map Book 21, Page 173); thence leaving the right-of-way of U. S. Highway 441 and with the line of Pine Grove Plaza the following two calls and distances: North 67 deg. 32 min. 43 sec. East 829.56 feet to an iron pin; North 48 deg. 13 min. 38 sec. East
169.07 feet to an iron pin, corner to Laurel Manor, Inc. (Deed Book 282, Page
15); thence with the line of Laurel Manor, Inc. the following two calls and distances: South 54 deg. 40 min. 24 sec. East 349.54 feet to an iron pin; North 43 deg. 24 min. 19 sec. East 247.69 feet to an iron pin, corner to John and Lisa Rauhuff (Deed Book 132, Page 88); thence with the line of Rauhuff and a fence the following two calls and distances: South 56 deg. 20 min. 12 sec. East 136.66 feet to an iron pin; South 51 deg. 15 min. 57 sec. East
21.10 feet to an iron pin, corner to R. DeWitt Shelton, et al. (Deed Book 522, Page 642); thence with the line of R. DeWitt Shelton, et al., the following six calls and distances: South 40 deg. 26 min. 51 sec. West 621.24 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 332.34 feet, a tangent of 60.39 feet, a chord call and distance of North 83 deg. 26 min. 38 sec. West 118.84 feet to an iron pin; thence South 86 deg. 15 min. 24 sec. West 97.00 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of 184.40 feet, a tangent of 76.99 feet, a chord call and distance of North 71 deg. 04 min. 59 sec. West 142.09 feet to an iron pin; thence North 48 deg. 25 min. 23 sec. West 20.64 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 75.13 feet, a tangent of 28.51 feet, a chord call and distance of North 69 deg. 12 min. 15 sec. West 53.31 feet to an iron pin, corner to BGA Associates (Deed Book 485, Page 177) ; thence with the line of BGA Associates the following two calls and distances: North 89 deg. 59 min. 25 sec. West 425.32 feet to an iron pin; South 65 deg. 12 min. 05 sec. West 261.88 feet to an iron pin in the right-of-way of U. S. Highway 441, the POINT OF BEGINNING, as shown by survey of Dean A. Orr, RLS #78O, ETE Consulting Engineering, Inc., 311 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, dated April 28, 1995, bearing Job No. 94-398-11.

THERE IS SPECIFICALLY RESERVED from the above-described property an exclusive sign easement which is reserved by the First Parties named herein for the use and benefit of the First Parties, their heirs, devisees and assigns over the following described parcel of property:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, being located on the eastern side of U. S. Highway 441, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING start at an iron pin set in the eastern right-of-way of U. S. Highway 441, said iron pin being 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U. S. Highway 441 with the northern right-of-way of Sugar Hollow Road; thence running with the eastern right-of-way of U. S. Highway 441 and the western terminus of a 50 foot joint permanent non-exclusive easement North 00 deg. 42 min. 48 sec. East 55.38 feet to an iron pin lying in the northern line of said 50 foot joint permanent non-exclusive easement, said iron pin marking the place of beginning of the sign easement area; thence leaving the right-of-way of U. S. Highway 441 and with the northern line of a 50 foot joint permanent nonexclusive easement North 65 deg. 12 min. 05 sec. East
20.00 feet, more or less, to a point; thence leaving the rigbt-of-way of a 50 foot joint permanent non-exclusive easement North 00 deg. 42 min. 48 sec. East 20.00 feet, more or less, to a point; thence South 65 deg. 12 min. 05 sec. West 20.00 feet, more or less, to a point in the eastern right-of-way of
U. S. Highway 441; thence with the eastern right-of-way of U. S. Highway 441 South 00 deg. 42 min. 48 sec. West 20.00 feet, more or less, to an iron pin, the POINT OF BEGINNING, as shown on survey of Dean A. Orr, RLS #780, ETE Consulting Engineering, Inc., 311 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, dated April 28, 1995, bearing Job No. 94-398-11.

The Second Party by joining in the execution of this Correction Warranty Deed, does hereby grant, bargain, sell and convey unto First Parties the exclusive sign easement aforementioned, which sign easement was erroneously omitted from that prior deed of record in Deed Book 522, Page 646, in the Sevier County Register's office. The spouse of Second Party, Mary N. Burkhart, joins in the execution of this Correction Warranty Deed for the sole purpose of conveying any marital interest which she may have in the above-described property, to First Parties for the purpose of said sign easement.

THERE IS SPECIFICALLY RESERVED by the First Parties named herein a 50 foot wide joint permanent non-exclusive easement for ingress, egress and utilities running over, across and under the above-described 10.165 acre tract of property, said 50 foot wide joint permanent nonexclusive easement being more particularly bounded and described as follows:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, and being more particularly bounded and described as follows:

BEGINNING at an iron pin in the eastern right-of-way of U. S. Highway 441, said iron pin being located 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U. S. Highway 441 with the northern right-of-way of Sugar Hollow Road; thence with the right-of-way of U. S. Highway 441 North 00 deg. 42 min. 48 sec. East 55.38 feet to an iron pin; thence leaving the right-of-way of U. S. Highway 441 and running along the northern right-of-way line of the 50 foot wide joint permanent non-exclusive easement the following calls and distances: North 65 deg. 12 min. 05 sec. East 249.02 feet to an iron pin; thence South 89 deg. 59 min. 25 sec. East 436.32 feet to an iron pin; thence running with an arc in a curve to the right in a circle having a radius of 125.13 feet, a tangent of 47.49 feet, a chord call and distance of South 69 deg. 12 min. 15 sec. East 88.79 feet to an iron pin; thence South 48 deg. 25 min. 23 sec. East 20.64 feet to an iron pin; thence running with an arc in a curve to the left in a circle having a radius of 134.40 feet, a tangent of 56.11 feet, a chord call and distance of South 71 deg. 04 min. 59 sec. East 103.56 feet to an iron pin; thence North 86 deg. 15 min. 24 sec. East 97.00 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of
382.34 feet, a tangent of 80.69 feet, a chord call and distance of South 81 deg. 49 min. 36 sec. East 157.90 feet to an iron pin in the line of R. DeWitt Shelton, et al. (Deed Book 522, Page 642); thence with the line of R. DeWitt Shelton, et al. the following six calls and distances: South 40 deg. 26 min. 51 sec. West 53.90 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 332.34 feet, a tangent of
60.39 feet, a chord call and distance of North 83 deg. 26 min. 38 sec. West
118.84 feet to an iron pin; thence South 86 deg. 15 min. 24 sec. West 97.00 feet to an iron pin; thence running with an arc in a curve to the right in a circle having a radius of 184.40 feet, a tangent of 76.99 feet, a chord call and distance of North 71 deg. 04 min. 59 sec. West 142.09 feet to an iron pin; thence North 48 deg. 25 min. 23 sec. West 20.64 feet to an iron pin; thence running with an arc in a curve to the left in a circle having a radius of 75.13 feet, a tangent of 28.51 feet, a chord call and distance of North 69 deg. 12 min. 15 sec. West 53.31 feet to an iron pin, corner to BGA Associates (Deed Book 485, Page 177); thence with the line of BGA Associates the following two calls and distances: North 89 deg. 59 min. 25 sec. West 425.32 feet to an iron pin; thence South 65 deg. 12 min. 05 sec. West 261.88 feet to an iron pin in the eastern right-of-way line of U. S. Highway 441, the POINT AND PLACE OF BEGINNING, as shown by survey of Dean A. Orr, RLS #780, ETE Consulting Engineering, Inc., 311 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, dated April 28, 1995, bearing Job No. 94-398-11.

The Second Party named herein joins in the execution of this deed to grant, bargain, sell and convey to First Parties, their heirs, devisees and assigns, a joint permanent non-exclusive easement for ingress, egress and utilities over, across and under the aforedescribed easement area so as to correct the description of the easement area previously described in Deed Book 522, Page 646, in the Sevier County Register's Office. The easement rights reserved to First Parties named herein are non-exclusive rights and the Second Party, his heirs, devisees and assigns shall have the joint use of said easement area for the purpose of ingress, egress and utilities.

There is further conveyed with the 10.165 acre tract property described above and there is specifically reserved herein an additional joint permanent non-exclusive easement for ingress, egress and utilities running over, across and under the following described property:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, and being a 50 foot wide right-of-way immediately north of and running parallel with the following described line, which line marks the southern right-of-way line for said 50 foot wide joint permanent non-exclusive easement for ingress, egress and utilities:

TO FIND THE POINT OF BEGINNING start at an iron pin set in the eastern right-of-way line of U. S. Highway 441, said iron pin being 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U. S. Highway 441 with the northern right-of-way of Sugar Hollow Road and said iron pin being corner to BGA Associates (Deed Book 485, Page 177); thence running with the line of BGA Associates the following two calls and distances: North 65 deg. 12 min. 05 sec. East 261.88 feet to an iron pin; thence South 89 deg. 59 min. 25 sec. East 425.32 feet to an iron pin, corner to R. DeWitt Shelton, et al.; thence with the line of Shelton, et al. the following five calls and distances: Running with the arc in a curve to the right in a circle having a radius of 75.131 feet, a tangent of 28.513 feet, a chord call and distance of South 69 deg. 12 min. 18 sec. East 53.315 feet to an iron pin; thence South 48 deg. 25 min. 23 sec. East 20.64 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 184.400 feet, a tangent of 76.985 feet, a chord call and distance of South 71 deg. 05 min. 00 sec. East 142.085 feet to an iron pin; thence North 86 deg. 15 min. 24 sec. East 97.00 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of
332.340 feet, a tangent of 67.162 feet, a chord call and distance of South 82 deg. 19 min. 07 sec. East 131.662 feet to an iron pin, the POINT OF BEGINNING; thence running with the arc in a curve to the right in a circle having a radius of
345.332 feet, a tangent of 96.499 feet, a chord call and distance of South 55 deg. 16 min. 53 sec. East 185.877 feet to an iron pin; thence South 39 deg. 40 min. 08 sec. East 193.90 feet to an iron pin, being corner to property of Barbara Mockus, said iron pin marking the terminus of the easement area and being according to the survey of Ronnie L. Sims, Tennessee Registered Land Surveyor No. 683, 1020 Topside Drive, Sevierville, Tennessee 37862, dated December 20, 1994 and last revised on April 19, 1995.

There is further conveyed with the 10.165 acre tract described above and specifically reserved a joint permanent non-exclusive easement for ingress, egress and utilities running over, across and under the following described parcel of property:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the city of Pigeon Forge, Tennessee, beginning at an iron pin marking the southeastern terminus of the aforementioned easement described above, and which iron pin lies in the southwestern right-of-way line of the 50 foot wide joint permanent non-exclusive easement area; thence leaving said point and place of beginning and running with the southern terminus of the 50 foot wide joint permanent non-exclusive easement for ingress, egress and utilities aforedescribed, North 50 deg. 19 min. 51 sec. East 50.00 feet to an iron pin; thence South 39 deg. 40 min. 08 sec. East 132.93 feet to an iron pin; thence North 79 deg. 28 min. 09 sec. East
110.87 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of 50.01 feet, a tangent of 39.94 feet, an arc distance of 67.40 feet to an iron pin lying in the northern right-of-way line of Sugar Hollow Road; thence running with the northern right-of-way line of Sugar Hollow Road and running with the arc in a curve to the left in a circle having a radius of 498.40 feet, a tangent of 25.03 feet, an arc distance of 50.03 feet to an iron pin, being corner to property of C. B. McCarter (Plat Book 5, Page 72); thence running with the line of MCCarter South 79 deg. 28 min. 09 sec. West 140.25 feet to an iron pin, being corner to property of Barbara Mockus; thence running with the line of Barbara Mockus North 39 deg. 40 min. 08 sec. West 162.30 feet to an iron pin, marking the POINT AND PLACE OF BEGINNING, and being according to the survey of Ronnie L. Sims, Tennessee Registered Land Surveyor No. 683, 1020 Topside Drive, Sevierville, Tennessee 37862, dated December 20, 1994 and last revised on April 19, 1995.

BEING part of the same property conveyed to R. DeWitt Shelton and Lela Evelyn Ogle by Quit Claim Deed from R. DeWitt Shelton, Trustee, dated June 16, 1994, of record in Deed Book 522, Page 642, in the Sevier County Register's Office.

                                     EXHIBIT A-2


                             Diagram of Property Boundary

                                      EXHIBIT B

                       Furniture, equipment, and fixtures

--------------------------------------------------------------------------------------------
 TAKEN BY: Brad Hinchey                       TITLE Con. Manager
 DEPARTMENT: Concessions                      DATE: 2-26-96
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Popcorn Popper            Serial #               1
                           EP-1412781A
--------------------------------------------------------------------------------------------
 Popcorn Popper            Serial #               1
                           EP-1412768A
--------------------------------------------------------------------------------------------
 Popcorn Warmer            Serial #               1
                           CW-3265
--------------------------------------------------------------------------------------------
 TEC Cash Register         Serial #               1
                           5D201659
--------------------------------------------------------------------------------------------
 TEC Cash Register         Serial #               1
                           5D201700
--------------------------------------------------------------------------------------------
 TEC Cash Register         Serial #               1
                           5D201645
--------------------------------------------------------------------------------------------
 TEC Cash Register         Serial #               1
                           5H200668
--------------------------------------------------------------------------------------------
 TEC Cash Register         Serial #               1
                           4S200153
--------------------------------------------------------------------------------------------
 Pretzel Cooker            Serial #               1
                           PWH-00271
--------------------------------------------------------------------------------------------
 Prestzel Cooker           Serial #               1
                           PWH-00287
--------------------------------------------------------------------------------------------
 Hot Dog Cooker            Serial #               1
                           9505010389
--------------------------------------------------------------------------------------------
 Hot Dog Cooker            Serial #               1
                           9505010390
--------------------------------------------------------------------------------------------
 Microwave                 Serial #               1
                           139972
--------------------------------------------------------------------------------------------
 Cookie Oven               Serial #               1
                           3915
--------------------------------------------------------------------------------------------
 Bread Warmer              Serial #               1
                           45903654
--------------------------------------------------------------------------------------------
 Bread Warmer              Serial #               1
                           45903655
--------------------------------------------------------------------------------------------
 Standing Freezer          Serial #               1
                           951070088
--------------------------------------------------------------------------------------------
 Standing Freezer          Serial #               1
                           951070488
--------------------------------------------------------------------------------------------
 3-Tub Sink                Serial #               1
                           94-3-54
--------------------------------------------------------------------------------------------
 Prep Table                Stainless Steel        1
--------------------------------------------------------------------------------------------
 Shelves                   Shelving Units         7             Steel
                                                                Shelves
--------------------------------------------------------------------------------------------
 Tables                    Concession Area        15
--------------------------------------------------------------------------------------------
 ???                       Steam-Brown            4
                           ???
--------------------------------------------------------------------------------------------
 Small Chopper             Onion Chopper          1
--------------------------------------------------------------------------------------------
 Bun ???                   Coffee maker           1
--------------------------------------------------------------------------------------------
 ??? Cholate               Choc-o-jet             1
                           Maker
--------------------------------------------------------------------------------------------
 Cappaccino Maker          ???/Cappaccino         1
--------------------------------------------------------------------------------------------
 Coca Cola Clock           Quartz Pewndulum       1
--------------------------------------------------------------------------------------------
*NOTE: Most of the items listed herein are served by vendors (i.e. Cola)

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 TAKEN BY: Ted Burkhart                       TITLE
 DEPARTMENT: Concessions                      DATE:
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Desk                      ??? 90 degree          1
--------------------------------------------------------------------------------------------
 Computer                  Monitor                1 #14516
                           Harddrive              1 #BCS1066
                           Keyboard               1
                                                  #59522202931
--------------------------------------------------------------------------------------------
 Chair                     APC ???                1
                           Roll-maroon            1
                           gray-desk
--------------------------------------------------------------------------------------------
 Calculator                Sharp                  1
                           EL-71926
--------------------------------------------------------------------------------------------
 ATT Phone                 MLS-18D                1
--------------------------------------------------------------------------------------------
 Refrigerator              1 Coke Cola            1
                           sld door (glass)
--------------------------------------------------------------------------------------------
 Self Serve System         64 nit. stack          1
                           sugar-creamer
                           stirs & ***
--------------------------------------------------------------------------------------------
 Rack                      Potato Chip            2
--------------------------------------------------------------------------------------------
 Dispenser                 Stainless-             1
 Mustard Catsup            3 center onion-
                           pepper-relish
--------------------------------------------------------------------------------------------
 ???                       Audio Central          S/N 3050      1
                           ???
--------------------------------------------------------------------------------------------
 ???                       ??? DN514                            2
--------------------------------------------------------------------------------------------
 Composer                  Audio                  Module        5
                           Interactive            MDX 2100
                           Dynamics ???
--------------------------------------------------------------------------------------------
 ??? Equalizer             YDC 2006                             2
                           Yamaha
--------------------------------------------------------------------------------------------
 Sonic Maximizer           BBE-862                              2

--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Clock                     Spartus                              1
                           Battery/plug
--------------------------------------------------------------------------------------------
 Chairs                    High/gray ???                        3
--------------------------------------------------------------------------------------------
                                                5280 - Wearer
                                               Metal Scoops - 4

--------------------------------------------------------------------------------------------
 TAKEN BY: Joy Presley                       TITLE:
 DEPARTMENT: Mail Center/???                 DATE:
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 1                         UPS Scale
--------------------------------------------------------------------------------------------
 1                         Tom ???
                           T1-5022
                           Calculator
--------------------------------------------------------------------------------------------
 1                         8510 Postage
                           Weight Machine
--------------------------------------------------------------------------------------------
 1                         Neopost mail meter
--------------------------------------------------------------------------------------------
 1                         mail box system
--------------------------------------------------------------------------------------------
 1                         letter tray
--------------------------------------------------------------------------------------------
 1                         postage meter
                           carrier
--------------------------------------------------------------------------------------------
 wood/??? chairs           maroon chairs w/       7             maroon/              2
                           pattern, wheels                      wood        office
                                                                            door
--------------------------------------------------------------------------------------------
 desk chairs               swivel maroon and      3
                           gray, adjustable
--------------------------------------------------------------------------------------------
 cabinet                   4 drawer file          1
                           cabinet
--------------------------------------------------------------------------------------------
 ???                       white ??? 5' tall      1
                           w/paper
--------------------------------------------------------------------------------------------
 pc                        486, monitor, ???      1             #J9509?234  #RCS1064-
                           printer, keyboard,                               harddrive
                           APC 280 hookup                                   #USFB168196-

--------------------------------------------------------------------------------------------
 Desk/wall                 Wood (maroon)          1
 system                    desk/credenza
                           w/shelves
--------------------------------------------------------------------------------------------
 Side table                table for ??? (used    1
                           ok'd printer)
--------------------------------------------------------------------------------------------
 ???                       ???                    1
--------------------------------------------------------------------------------------------
 PC                        monitor-               1             ???
                           keyboard-              1             ???
                           harddrive              1             ???
                           APC280                 1             ???
                           Printer                1             ???
--------------------------------------------------------------------------------------------

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 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Equalizer                 sraphic klark          2
                           teknik dh360
--------------------------------------------------------------------------------------------
 Remote                    Controller             1
 Lexicon                   HRC HiDi
                           Remote 1838/
--------------------------------------------------------------------------------------------
 Receiver                  Constream              1
 Audio                     DR200 Digital
--------------------------------------------------------------------------------------------
 Casset                    JVCTDW217              1
 Deck                      Double
--------------------------------------------------------------------------------------------
 Furman                    Power                  2
 PL8                       Conditioners,
                           Light Module
--------------------------------------------------------------------------------------------
 PROCO                     PM 148                 3
--------------------------------------------------------------------------------------------
 Auto                      JVCXLF108              1
 Changer                   Compact Disc
--------------------------------------------------------------------------------------------
 Converter                 A7-Hi Density          2
 Sony                      Linear A/B B/A
--------------------------------------------------------------------------------------------
 Pro Audio                 Alesis Adat            2
 Receiver                  8 Tract
--------------------------------------------------------------------------------------------
 Remote                    Alesis-BRC             1
 Control                   ADAT Hasters
--------------------------------------------------------------------------------------------
 Furman                    Conditioner AC
 Power                     Line Reg
--------------------------------------------------------------------------------------------
 Furman Power              Model RA 117           1
--------------------------------------------------------------------------------------------
                           Hi-Current             1
                           Linear Power
                           Supply JBL
                           SSG1
--------------------------------------------------------------------------------------------

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 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
                           Sound Craft            1             (w/one
                           Vienna II                            power
                                                                supply)
--------------------------------------------------------------------------------------------
                           Avolites               1
                           Diamond II
--------------------------------------------------------------------------------------------
 Fusinon                   Robotics for           3
 EPT-SE                    Camera
 10D
--------------------------------------------------------------------------------------------
 Cameras                   JVC - 3CCD KY          3
                           27B
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                      $
                    ---   ---
--------------------------------------------------------------------------------------------
                  Yammaha Professional multi effect processor SPX990 (4)
                      Lexicon LXP-15II Digital effects processor (1)
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 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           YELLOW WET flax        1
--------------------------------------------------------------------------------------------
 red/black                 shop vac 1.25 h.p.     1
--------------------------------------------------------------------------------------------
                           white hand towels      20
--------------------------------------------------------------------------------------------
 blue/red                  Ryobi model IDZ21R     1
                           SS 95332
--------------------------------------------------------------------------------------------
                           Emergency lint system  1
                           Quantum Powered
--------------------------------------------------------------------------------------------
                           Safco-Red Dolly        1
--------------------------------------------------------------------------------------------
                           Dust scop black        1
--------------------------------------------------------------------------------------------
                           Philips reflector      1 case 300
                           light sign
--------------------------------------------------------------------------------------------
                           philips-fluorescent    2 cases
                           long bulbs
--------------------------------------------------------------------------------------------
 150 watts                 hako-reflector         8 bulbs
                           lamps
--------------------------------------------------------------------------------------------
 88009                     sylvania               6 bulbs
                           reflector lights
--------------------------------------------------------------------------------------------
 25 watt                   hako                   8 bulbs
                           incandescent
                           lamps
--------------------------------------------------------------------------------------------
                           sylvania par lamps     1 bulb
--------------------------------------------------------------------------------------------
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           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           chiller juice          3 4 liter    1 20 lter
                           molecular fluid                     water base
                                                               hass fluid
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                     $
                    ---    ---
--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT STAGE CLOSET                     DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           concrete stone         5 cans
--------------------------------------------------------------------------------------------
                           floor lamp             1
                           adjustable neck
                           yellow
--------------------------------------------------------------------------------------------
                           11 gallon air          1
                           compressor
--------------------------------------------------------------------------------------------
                           tornado-buffer         1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Shure                     SM91
                           Indirect
                           condensed MK
--------------------------------------------------------------------------------------------
 Shure                                            1
--------------------------------------------------------------------------------------------
 Shure                     LP-1                   4 (Sm98
                           Codenser               Preamps)
                           Microphone
                           preamp
--------------------------------------------------------------------------------------------
 PAR                       64Q FFP                12
--------------------------------------------------------------------------------------------
 PAR                       64Q NSP                6
--------------------------------------------------------------------------------------------
 Pyropak                   I
                           #24350
--------------------------------------------------------------------------------------------
 Pyropak                   II
                           #3265
--------------------------------------------------------------------------------------------
 Stage Gerb                10x12 Gold             6 cans
--------------------------------------------------------------------------------------------
 Stage Gerb                10x12 Silver           8 cans
--------------------------------------------------------------------------------------------
 Air Burst                 Flash Power As         2.5 Box
--------------------------------------------------------------------------------------------
 Air Burst                 Flash Power Bs         2.5 Box
--------------------------------------------------------------------------------------------
 Gerb Fan                  3 Prong Fan
--------------------------------------------------------------------------------------------
                           New                    4
                           Used                   4
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
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 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


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                                                                                 ---     ---

 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 White back                65'                    1
 drop
--------------------------------------------------------------------------------------------
 Flag                      American               1
--------------------------------------------------------------------------------------------
 Wood                      White Slats            5 multi
--------------------------------------------------------------------------------------------
 Curtains                  Black legs             10
--------------------------------------------------------------------------------------------
 65'                       Border Black           3
--------------------------------------------------------------------------------------------
 65'                       Main-Red               1
--------------------------------------------------------------------------------------------
 65'                       Main-Red               1
--------------------------------------------------------------------------------------------
 Misc                      folding gray           5
 Chairs
--------------------------------------------------------------------------------------------
 chairs                    folding brown          2
--------------------------------------------------------------------------------------------
                           folding                5
--------------------------------------------------------------------------------------------
                           white plastic          3
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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 TOTAL COST OF PAGE     OF                                                  $
                    ---    ---
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                                                                                 ---     ---

 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Equalizer                 Klark Tenik            4
                           Graphic
--------------------------------------------------------------------------------------------
                           DN 3601 16646
                           DN 3601 16645
--------------------------------------------------------------------------------------------
                           DN 3601 161
                           DN 3601
--------------------------------------------------------------------------------------------
 FURMAN                    Power                  1
                           Coditioner and
                           Light Module
--------------------------------------------------------------------------------------------
 Composer                  Dynamic
                           Processor
--------------------------------------------------------------------------------------------
                           T80740004              1
                           Model
--------------------------------------------------------------------------------------------
 Shore                     SC4 Receiver           1
                           86DD45G4
--------------------------------------------------------------------------------------------
 Shore                     WA 404
                           Antenna Power
--------------------------------------------------------------------------------------------
                           Distributor            2
                           System
--------------------------------------------------------------------------------------------
 Multigate                 1400 Interactive       1
 Module                    Guad 51186510
--------------------------------------------------------------------------------------------
 Crown                     Macro Tech             1
                           36x12
                           352566
--------------------------------------------------------------------------------------------
 Crossover                 TDM24CX2               1
                           Stireo
--------------------------------------------------------------------------------------------
 Pigtail                   TOA Processor          5
--------------------------------------------------------------------------------------------
                           Crown Macro            19
                           Tech 2400
--------------------------------------------------------------------------------------------
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 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           TDM Quad               2
                           Crossover 2
--------------------------------------------------------------------------------------------
                           Horizon                Microphone    1
                                                  in put Box
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                   $
                    ---    ---
--------------------------------------------------------------------------------------------
                                    AWP 300 Personnel Lift1

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 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Sound                     Sound                  10'
 Cord
--------------------------------------------------------------------------------------------
                           Sound                  50'
--------------------------------------------------------------------------------------------
                           1 Con-Cord             100'
--------------------------------------------------------------------------------------------
                           1 electric Con         47
                           Lights
--------------------------------------------------------------------------------------------
                           2 Elec-can             36
                           lights
--------------------------------------------------------------------------------------------
                           Cybers                 4
--------------------------------------------------------------------------------------------
                           3 Elec Can             33
--------------------------------------------------------------------------------------------
                           Cyber                  2
--------------------------------------------------------------------------------------------
                           4 Elec-can             44
--------------------------------------------------------------------------------------------
                           Cyber                  2
--------------------------------------------------------------------------------------------
                           5 Elec-Can             32            8 Lekos
                                                                6 cyc-lights
                                                                (4 each)
--------------------------------------------------------------------------------------------
                           Floor Cyber            4
--------------------------------------------------------------------------------------------
                           Floorcans              24
--------------------------------------------------------------------------------------------
                           floor 4-light          6
                           clusters
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                   $
                    ---    ---
--------------------------------------------------------------------------------------------
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                                                                                 ---     ---

 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Misc.                     Gray Camera            3
--------------------------------------------------------------------------------------------
                           Yellow                 25'
                           Extension cord
--------------------------------------------------------------------------------------------
                           WYB-Con                100'
                           Auto Pilot
--------------------------------------------------------------------------------------------
                           Orange Traffice        18
                           Cones
--------------------------------------------------------------------------------------------
                           Furman Power
                           Conditioner
--------------------------------------------------------------------------------------------
                           AR-117                 1
--------------------------------------------------------------------------------------------
                           Yamaha                 LHO-1135
                           PX 990                 LHO-1525
--------------------------------------------------------------------------------------------
                           Effect Processor       2
--------------------------------------------------------------------------------------------
                           Stage Lights
                           EAW 200
--------------------------------------------------------------------------------------------
                           Stage Monitor          4
--------------------------------------------------------------------------------------------
                           149
                           1478
                           3591
                           3595
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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 TOTAL COST OF PAGE     OF                                                    $
                    ---    ---
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                                                                                 ---     ---

 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           Fall wreaths RSAFS     26
--------------------------------------------------------------------------------------------
                           Fall Tree's            5
--------------------------------------------------------------------------------------------
                           Xmas Tree Stand        2
--------------------------------------------------------------------------------------------
                           Water Trough           1
--------------------------------------------------------------------------------------------
                           Mike Stands            16
--------------------------------------------------------------------------------------------
                           Antenna                4
--------------------------------------------------------------------------------------------
                           Yamaha Mixer           1
                           MC3210M
                           Console
--------------------------------------------------------------------------------------------
                           Table White 6'         1
--------------------------------------------------------------------------------------------
                           Fan 16" Lasio          2
--------------------------------------------------------------------------------------------
                           Fog Machine            2
                           Lamattie G3000
                           0507
                           0589
--------------------------------------------------------------------------------------------
                           Clear Com with         4
                           Headset
                           Ad51560
                           AD5156
                           Ad51572
                           Ad5171
--------------------------------------------------------------------------------------------
                           Clear Com              1
                           Phone AD51557
--------------------------------------------------------------------------------------------
                           Stage Monitor          2
                           EAW
--------------------------------------------------------------------------------------------
                           1486
                           1480
--------------------------------------------------------------------------------------------
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           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
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 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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 TOTAL COST OF PAGE     OF                                                   $
                    ---    ---
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

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                                                                                 ---     ---

 TAKEN BY                                   TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                 DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Stage                     EAW                    6
 Monitor                   1489
                           1489
                           1477
                           1484
                           3593
                           3596
--------------------------------------------------------------------------------------------
 Side Fill                 PX 1560B               1601-1
--------------------------------------------------------------------------------------------
                           PX1560B                1062(1)
--------------------------------------------------------------------------------------------
 Cable                     To stagecart           32 (input
                           Auto pilot and         snake
                           console
--------------------------------------------------------------------------------------------
                           Clear Com              577241
                           SB412A
                           Switch Board
--------------------------------------------------------------------------------------------
                           Avolites
                           DMX 512 -
                           D1058
--------------------------------------------------------------------------------------------
                           DFT Xmas               2
                           Tree's
--------------------------------------------------------------------------------------------
 Flowers                   Poinsettas             11
--------------------------------------------------------------------------------------------
 Microphones               N/D 757B               3
--------------------------------------------------------------------------------------------
 Sure Shore                Beta 87                1
--------------------------------------------------------------------------------------------
                           Sm 58-L32              2
--------------------------------------------------------------------------------------------
                           Electrovoice           1
                           RC 20
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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
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                                                                                 ---     ---

 TAKEN BY                                    TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
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 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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                    ---     ---
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 TAKEN BY                                    TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Microphone shore          A98MK                  1
--------------------------------------------------------------------------------------------
 Microphone Stand          25900-57755            5
--------------------------------------------------------------------------------------------
                           21020-57755            4
--------------------------------------------------------------------------------------------
 Direct Boxes              Countryman             5
                           Associates
--------------------------------------------------------------------------------------------
 EV                        ND757B                 3
--------------------------------------------------------------------------------------------
 Shore                     SM 87                  1
--------------------------------------------------------------------------------------------
                           SM91A                  1
--------------------------------------------------------------------------------------------
                           ADLS                   12
--------------------------------------------------------------------------------------------
 MicroP                    1000
                           Par G4Q
--------------------------------------------------------------------------------------------
                           NSP Par Can Bulbs      38
--------------------------------------------------------------------------------------------
                           MFL Bulbs              5
--------------------------------------------------------------------------------------------
                           WFL                    5
--------------------------------------------------------------------------------------------
                           TG Microphone          1
                           Beta 87 Wireless
--------------------------------------------------------------------------------------------
                           Sherry                 1
                           Beta 57 Wireless
--------------------------------------------------------------------------------------------
                           Spare Beta 87          2
                           Wireless
--------------------------------------------------------------------------------------------
                           Spare Beta 87          2
                           Wiureless
--------------------------------------------------------------------------------------------
                           Microphone             5
                           Mikropfon Stat IV
--------------------------------------------------------------------------------------------

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                                                                                 ---     ---

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           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------
                              AIC Adaptor by Shure PS30-6
                        Mic-Antenna-Wireless Systems - 16 units
                                 PRSII Power Pack



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           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Cable                     #44 Super              25'
--------------------------------------------------------------------------------------------
                           14x13 Type
                           Sow A 90 o/c
--------------------------------------------------------------------------------------------
                           Triangle PWC-1LC       25'
--------------------------------------------------------------------------------------------
                           12/3 Type So           25'
                           P123
                           Msh2Q #51
--------------------------------------------------------------------------------------------
 Cable                     #40                    100'
--------------------------------------------------------------------------------------------
                           #41                    100'
--------------------------------------------------------------------------------------------
                           #48                    10'
--------------------------------------------------------------------------------------------
                           #61                     6'
--------------------------------------------------------------------------------------------
                           #52                     6'
--------------------------------------------------------------------------------------------
                           #44                     6'
--------------------------------------------------------------------------------------------
                           #54                     6'
--------------------------------------------------------------------------------------------
 Pigtail Cable             5Q                      1
--------------------------------------------------------------------------------------------
                           #63                     1
                           #44                     1
--------------------------------------------------------------------------------------------
                           #62                     1
                           #45                     1
--------------------------------------------------------------------------------------------
                           #47                     1
                           #48                     1
--------------------------------------------------------------------------------------------
                           #61                     1
                           #60                     1
--------------------------------------------------------------------------------------------
 Cable                     Horizon Y               125'
                           Conductor cord
                           snake
--------------------------------------------------------------------------------------------

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            ----------------------------           -----------------------------------------
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 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
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 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Snake Cable               Horizon 4              1-50'
                           Conductor
                           Speaker
--------------------------------------------------------------------------------------------
                           1 Horizon 4            1-50'
                           Conductor
                           Speaker
--------------------------------------------------------------------------------------------
                           1 - sam Horizon        1-50'
                           Conductor -
                           speaker
--------------------------------------------------------------------------------------------
                           Horizon 4              1-10'
                           Conductor
                           Speaker
--------------------------------------------------------------------------------------------
                           Horizon 4              1-30'
                           Conductor
                           Speaker
--------------------------------------------------------------------------------------------
                           2 - Horizon            1-30'
                           Conductor
                           Speaker
--------------------------------------------------------------------------------------------
                           1213 Type So           1-9'
                           P-123-Msha
--------------------------------------------------------------------------------------------
                           #53 Type Ms-HQ         1-10'
--------------------------------------------------------------------------------------------
                           #61 S-L                1-25'
                           Floor Acc
--------------------------------------------------------------------------------------------
                           #56 Type 1213          1-25'
                           Slow A-90C
--------------------------------------------------------------------------------------------
                           P123-70HS              1-25
                           HQ #61
--------------------------------------------------------------------------------------------
PigTail                    #58                    1
--------------------------------------------------------------------------------------------
                           #57                    1
--------------------------------------------------------------------------------------------

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 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
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 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           #59                    1
--------------------------------------------------------------------------------------------
 Cable                     2 Ken-Horizon          1-25' 6
                           Y conductor            chanel
                           snake
--------------------------------------------------------------------------------------------
                           Rapco OL Dea +4        1-10'
                           conductor
--------------------------------------------------------------------------------------------
                           Horizon Guitar         1-7'
                           Instrument
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
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 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
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 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Cable                     Cable sound flex       red-yellow-
                           by rapco               blue
--------------------------------------------------------------------------------------------
                           3-6'                   18'
--------------------------------------------------------------------------------------------
                           Pro-plex
                           PC22G1
--------------------------------------------------------------------------------------------
                           22-Ang                 125'
                           Low Cap
--------------------------------------------------------------------------------------------
                           #43 Tree               25'
--------------------------------------------------------------------------------------------
                           #63                    10'
--------------------------------------------------------------------------------------------
                           #50                    10'
--------------------------------------------------------------------------------------------
                           #52                    10'
--------------------------------------------------------------------------------------------
                           #49 ACL - N.C.         10'
--------------------------------------------------------------------------------------------
                           #47                    10'
--------------------------------------------------------------------------------------------
                           #45 Toner              10'
--------------------------------------------------------------------------------------------
                           #62                    10'
--------------------------------------------------------------------------------------------
                           Horizon 4              100'
                           conductor
                           speaker
--------------------------------------------------------------------------------------------
                           #45                    4'
--------------------------------------------------------------------------------------------
                           #60                    4'
--------------------------------------------------------------------------------------------
                           Horizon 4              25'
                           Conductor
                           speaker
--------------------------------------------------------------------------------------------
                           Horizon 4              60'
                           conductor
                           speaker
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
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           -----------------------------           -----------------------------------------
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            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Cable                    Rapco Quad
                          RG-Plus
--------------------------------------------------------------------------------------------
                          Four Conductor          33'           20 pieces
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                          UP Stage Left F1        63'
                          Cybex1
--------------------------------------------------------------------------------------------
                          Stage rights - DW       50'
--------------------------------------------------------------------------------------------
                          PSR Floor Cybeer
--------------------------------------------------------------------------------------------
                          TO AFL Cyber EX         150'
--------------------------------------------------------------------------------------------
                          Floor Cyber ASL         150'
--------------------------------------------------------------------------------------------
                          1273                    25'
                          Type So
--------------------------------------------------------------------------------------------
                          DSR Cyber               50'
                          12/3 Pype So
                          NCOPERME
--------------------------------------------------------------------------------------------
                          #1-upstage L.           69'
                          Flcyber Ex
--------------------------------------------------------------------------------------------
                          #63                     50'
                          PE, So, 90 o/c
--------------------------------------------------------------------------------------------
                          Dyna Peeme
                          3 Conn-12
--------------------------------------------------------------------------------------------
                          Type                    50'
                          So #62
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  JOHN TAYLOR                       TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           #54 12/3 Type          10'
                           SoP123-HSH
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY   JOHN TAYLOR                      TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           15 A250V
                           20GA-W1
--------------------------------------------------------------------------------------------
                           Plug-125V              50'
--------------------------------------------------------------------------------------------
                           #47-500V                7'
                           Supercord
--------------------------------------------------------------------------------------------
                          #48 Type-So             10'
                          P123-MSHA
--------------------------------------------------------------------------------------------
                          Carol 1413               50
                          Type-Sow
                          A-Cul7
--------------------------------------------------------------------------------------------
                          Carol 12/3               2 7'           14'
                          Type Sow
                          90% PL127
                          70 MSHA
--------------------------------------------------------------------------------------------
                          Pigtail                 1
                          F20 P Conn
                          2420
--------------------------------------------------------------------------------------------
                          12/3                    25'
                          Type S1
--------------------------------------------------------------------------------------------
                          Pro-Plex
                          Pg 22512
--------------------------------------------------------------------------------------------
                          22 Aw7                  125'
                          3 Pair
--------------------------------------------------------------------------------------------
                          WY Bon                  50'
                          Auto-Pilot
--------------------------------------------------------------------------------------------
 Cord                     Mil-12-3ST              50'
                          Style-Ext
--------------------------------------------------------------------------------------------
                          CSA Type
                          20-90E
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY   JOHN TAYLOR                      TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           FT 2 Carol             30'
                           12/3
--------------------------------------------------------------------------------------------
 Sound Cords               Sound                  7'
--------------------------------------------------------------------------------------------
                            "                     7'
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------
                            *Miscellaneous, Assorted Microphone Cables


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY   JOHN TAYLOR                      TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Sony                      A-7 Density            1
 QX0040                    A/DD/A
 76                        Conductor #
--------------------------------------------------------------------------------------------
 Furman                    Power Conditioner      1
 PL8                       Conditioner and
                           Light Module
--------------------------------------------------------------------------------------------
                           Klark Teknik           2
                           DN 514 Quad
                           Auto Gate
--------------------------------------------------------------------------------------------
 Behringer                 Composer               5 House
                           Audio                  1 Monitor
                           Interactive
--------------------------------------------------------------------------------------------
                           Dynamic Pro            5
                           MDX 2000
--------------------------------------------------------------------------------------------
 Yamaha                    Parametric             (2)
                           Equalizer
                           YOP2006
--------------------------------------------------------------------------------------------
 862                       Sonic                  2
                           Maximizer BBF
--------------------------------------------------------------------------------------------
 Furman                    PL8 Poner              1
                           Conditoner
                           and Light Module
--------------------------------------------------------------------------------------------
 Furman                    Regulation AC LINE     1
                           Module AR-117
--------------------------------------------------------------------------------------------
 Eventide                  Harmonizer Model       1
 Ultra                     H3000-Disk
--------------------------------------------------------------------------------------------
 Yamaha                    Multi-Effect           4
 SPX990                    Processor
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY   JOHN TAYLOR                      TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------

 Lexicon                   Pigtail Effect         1
 LXP15                     Processor
--------------------------------------------------------------------------------------------
                           Audio Control          1
                           Industrial SA-3050
                           Real Time Analyzer
--------------------------------------------------------------------------------------------
 Hackie                    CR 1604 16
 Design                    Channel
--------------------------------------------------------------------------------------------
                           Micline    1
                           Mixer
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY    AMY MILLER/FRANCES S.           TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Desk Organizer            Dark Plastic Desk      2
                           Organizer
--------------------------------------------------------------------------------------------

 PaperClip Holder          Plastic Paper Clip     1
                           Holder
--------------------------------------------------------------------------------------------
 paperclip holder          Dark Plastic Pencil    1
                           Holder
--------------------------------------------------------------------------------------------
 tape dispenser            Scotch Tap Tan         2
                           Dispenser
--------------------------------------------------------------------------------------------
 wastebasket               Ivory Plastic          5
                           Wastebasket
--------------------------------------------------------------------------------------------
 36x48 cork                Bulletin Board         1
--------------------------------------------------------------------------------------------
 24x36 cork                Bulletin Board         1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY    TED BUKWIART                   TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                 DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 KeyTranc                  VeryBoard              1
                           V950900231
--------------------------------------------------------------------------------------------
 computer and              ATT                    1
 keyboard                  JVP71341
--------------------------------------------------------------------------------------------
                           3099-K440 8004         1
                           ATT keyboard
--------------------------------------------------------------------------------------------
 hardrive                  480 Globalyst          1
                           ATT 515
--------------------------------------------------------------------------------------------
 desk                      gray/90 degree         2
--------------------------------------------------------------------------------------------
 filing                    2 drawer file          2
 cabinets                  cabinets
--------------------------------------------------------------------------------------------
 refrig.                   bar style 3.5 foot     1
                           white
--------------------------------------------------------------------------------------------
 back up for               APC 280                1
 computer
--------------------------------------------------------------------------------------------
 power stick              Multi plug unit         1
                          surge
--------------------------------------------------------------------------------------------
                          surge arrest            1
--------------------------------------------------------------------------------------------
 shelf                    standing metal          1
                          (2 shelf) unit
--------------------------------------------------------------------------------------------
 garbage can              2.5 feet square         1
                          metal creme plastic     1
--------------------------------------------------------------------------------------------
 chair                    adjustable office       1
                          chair
-------------------------------------------------------------------------------------------
                          grey metal padded       1
                          seats
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY   TED BUKWIART                     TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 phone                     MT multi line          2
                           information
                           center mls-18D
--------------------------------------------------------------------------------------------
 paper trays               plastic/desk top       9
 desk                      plastic organizer      1
 directory
--------------------------------------------------------------------------------------------
 file holder               metal/black            9
 coffee maker              westbend 10 cup        1
--------------------------------------------------------------------------------------------
 intercom                  clear com (model       1
 system                    500)
                           2/headset
--------------------------------------------------------------------------------------------
 SLIK                      Typed for              1
 Extension cord            autolights
                           6ft brown              1
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY    TED B.                          TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Chair                     Maroon Fabric          2
                           Grey Charco
                           frame
--------------------------------------------------------------------------------------------
 Chair                     Maroon fabric          1
                           Gray Frame
--------------------------------------------------------------------------------------------
 Chair                     Gray Plastic           2
                           Stack Chair
--------------------------------------------------------------------------------------------
 Phone                     AT&T                   1
--------------------------------------------------------------------------------------------
                           Waste yellow basket    1
------------------------------------------------------------------------------------------
                           10 foot white cabinet  1
--------------------------------------------------------------------------------------------
                           6 fold chair padded    6            3 grey
                                                               3 brown
--------------------------------------------------------------------------------------------
                           gray stack chair       1
-----------------------------------------------------------------------------------------
                           Gibbson Ref. Freezer   1
                           LA3402584
--------------------------------------------------------------------------------------------
                           Soapdispenser          1
--------------------------------------------------------------------------------------------
                           Towel holder           1
--------------------------------------------------------------------------------------------
                           Coffee Maker Yellow    1
--------------------------------------------------------------------------------------------
                           Yellow waste basket    2
--------------------------------------------------------------------------------------------
                           48x48 bulletin board   1
--------------------------------------------------------------------------------------------
                           First Aid              1
                           Blue/Red Wall Kits
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
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                                                                                 ---     ---

 TAKEN BY   TED B.                           TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           Lasko-Fan 16 inches    1
                           oscillating fan
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY    TED B.                          TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           land carts for         1
                           moving
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                 DESCRIPTION                    UNITS       COST        TOTAL    UNIT
                                                                 PER         COST     RETAIL
                                                                 UNIT                 PRICE
--------------------------------------------------------------------------------------------
 wood benches         oak four leg                   17
                                                     3 m
                                                     cryroom
--------------------------------------------------------------------------------------------
                      brown steel aggregate panels   7
--------------------------------------------------------------------------------------------
                      KF 776 wood                    15
--------------------------------------------------------------------------------------------
                      cherry wood with rod           60
--------------------------------------------------------------------------------------------
                      custom made formica            1
--------------------------------------------------------------------------------------------
                      lower 310 side chairs          25
--------------------------------------------------------------------------------------------
                      burgundy velvet ropes          16
--------------------------------------------------------------------------------------------
                      gas logs 6'                    1 set
--------------------------------------------------------------------------------------------
                      cherry wood ticket/door        2
--------------------------------------------------------------------------------------------
 plants and           large 17 inch                  12
 containers           med 14 inch                    5
--------------------------------------------------------------------------------------------
                      small 10 inch                  18
                                                     4
--------------------------------------------------------------------------------------------
 utility lobby)       wet floor yellow               7
--------------------------------------------------------------------------------------------
 mops mop bucket      mops                           2
                                                     1
--------------------------------------------------------------------------------------------
 dust pale            dust pale and small broom      1
--------------------------------------------------------------------------------------------
 ??                                                  1
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                 DESCRIPTION                    UNITS      COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 ??                                                  2
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM             DESCRIPTION                     UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Shampoo          Tornado carpet shampoo          1
--------------------------------------------------------------------------------------------
                  Husuoina                        1
                  140B
--------------------------------------------------------------------------------------------
 gas container    red plastic gas tank            1
--------------------------------------------------------------------------------------------
 shampoo machine  Thermas                         1
                  large shampoo
--------------------------------------------------------------------------------------------
 vacuum cleaner   sharp-EC-12 TXC                 1
                  Sharp-EX-12-TXC                 1
                  Sharp-EC-12TXT7                 1
--------------------------------------------------------------------------------------------
 dolly            red/two wheel metal             1
--------------------------------------------------------------------------------------------
 paper towel      prefile #56700                  5             (1 uncased)
 dispenser
--------------------------------------------------------------------------------------------
 toilet seat      profile                         7
 dispenser        #74250                          1 cover
                  #74250                          1 case low
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM             DESCRIPTION                     UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY                                    TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM           DESCRIPTION                       UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 stove          VB503GV                           1
--------------------------------------------------------------------------------------------
 refrig.        GE GM759104                       1
--------------------------------------------------------------------------------------------
 Couch          Tan Leather                       1
                3 pillow 2 dec. pillow
--------------------------------------------------------------------------------------------
 chair          oversize floral green-pink        1
                leaf
--------------------------------------------------------------------------------------------
 chair          straight purple back chair        1
--------------------------------------------------------------------------------------------
 table          oval glasstop iron legs           1
--------------------------------------------------------------------------------------------
 table          side table made of iron           1
--------------------------------------------------------------------------------------------
 rug            oriental rug pink floral          1
--------------------------------------------------------------------------------------------
 table          Inntadf                           1
                1 draw maple
--------------------------------------------------------------------------------------------
 table          4 foot x 1 foot                   1
                maple table wood
--------------------------------------------------------------------------------------------
 lamps          table lamps                       3
                black/gold, green/white;
                rust/white
--------------------------------------------------------------------------------------------
 lamp           floor lamp gold and navy          1
--------------------------------------------------------------------------------------------
 table          iron/glass wall table             1
--------------------------------------------------------------------------------------------
 stool          bar stool leather/gold            2
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY                                    TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM           DESCRIPTION                       UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 tv             magnavox color 20" 44168723       1
--------------------------------------------------------------------------------------------
 DSS            Satelite RCA #527353228           1
--------------------------------------------------------------------------------------------
 TV             Magnavox with remote              1
                30008717
--------------------------------------------------------------------------------------------
 DMX            Com stream DR200 Digital Audio    1
                Receiver
--------------------------------------------------------------------------------------------
 Couch          Green with Oak wood               1
 Chair                                            1
--------------------------------------------------------------------------------------------
 Table          Inntable Oak                      1
--------------------------------------------------------------------------------------------
 Table          Coffee Table Oak                  1
--------------------------------------------------------------------------------------------
 Chair          maroon/Black                      2
--------------------------------------------------------------------------------------------
 Lamp           Green/yellow                      1
--------------------------------------------------------------------------------------------
 wastebasket                                      1
--------------------------------------------------------------------------------------------
 towel                                            1
 dispenser
--------------------------------------------------------------------------------------------
 Bulletin       24x24                             1
 Board cork
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                  $
                    ---    ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  JON C.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM            DESCRIPTION                        UNITS       COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Desk            Gray wall unit desk with shelf     2
--------------------------------------------------------------------------------------------
                 smith corona XE 1950 #2127397      1
--------------------------------------------------------------------------------------------
                 2 drawer letter size cabinets      2
--------------------------------------------------------------------------------------------
                 jiffy steamer J39450               1
--------------------------------------------------------------------------------------------
                 double wall shelf                  2
                 metal and press board
--------------------------------------------------------------------------------------------
                 two step-stool                     1
                 #1001 kickstep
--------------------------------------------------------------------------------------------
                 sharp (2 color)                    1
                 #50014815
--------------------------------------------------------------------------------------------
                 CTX 14516                          1
                 BCS computer (keybaord, monitor,
                 APC 280, surge protector
--------------------------------------------------------------------------------------------
                 Rubbermaid M70-4212-00             1
--------------------------------------------------------------------------------------------
                 Formica/wood                       8
                 2 door wallcases
--------------------------------------------------------------------------------------------
                 woodstone base
                 glass cube display cases
--------------------------------------------------------------------------------------------
                 12 cube large                      2
                 12 cube small                      2
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  JON C.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM             DESCRIPTION                      UNITS         COST        TOTAL    UNIT
                                                                 PER         COST     RETAIL
                                                                 UNIT                 PRICE
--------------------------------------------------------------------------------------------
                  30 cube small                    2
                  8 cube small                     2
--------------------------------------------------------------------------------------------
                  40 cube small oval               2
                  40 cube glass display            1
--------------------------------------------------------------------------------------------
                  circular glass display           2
                  4 cubes high
--------------------------------------------------------------------------------------------
                  vertical glass display 6 cubes   2
--------------------------------------------------------------------------------------------
                  formica wood display cases       13
                  (diff. sizes)                    2 back case
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                   $
                    ---    ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                   DESCRIPTION                     UNITS    COST        TOTAL    UNIT
                                                                 PER         COST     RETAIL
                                                                 UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Tables                 Pressboard top metal base       35
--------------------------------------------------------------------------------------------
 Chairs                 material (maroon)               29
                        grey (metal)
--------------------------------------------------------------------------------------------
 Christmas supplies
--------------------------------------------------------------------------------------------
 Gian Christmas         Green Christmas Wreath Ribbons  10
 Wreaths
--------------------------------------------------------------------------------------------
 Small Tree and stands  Green 4 kg stand                3
--------------------------------------------------------------------------------------------
 Candle                 candle arrangement              2
--------------------------------------------------------------------------------------------
                        New Year's party favors         13
--------------------------------------------------------------------------------------------
                        boxes of decoration             6
--------------------------------------------------------------------------------------------
                        ribbons for tree toppers        2
--------------------------------------------------------------------------------------------
                        country garden plow with dec.   4
--------------------------------------------------------------------------------------------
                        bags of tree ornaments          8
--------------------------------------------------------------------------------------------
                        shepherd boys and chimney       2
--------------------------------------------------------------------------------------------
                        lights                          1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                   DESCRIPTION                     UNITS    COST        TOTAL    UNIT
                                                                 PER         COST     RETAIL
                                                                 UNIT                 PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                   $
                    ---    ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                 DESCRIPTION                   UNITS      COST        TOTAL    UNIT
                                                               PER         COST     RETAIL
                                                               UNIT                 PRICE
--------------------------------------------------------------------------------------------
                      M/M E03600QL                  2
                      CTX color                     2
--------------------------------------------------------------------------------------------
                      APC 280                       3.5 and tape
                      250mm (BES)                   1
--------------------------------------------------------------------------------------------
                      plug and power supply         2
--------------------------------------------------------------------------------------------
                      65 robotics                   2
                      fax modem
--------------------------------------------------------------------------------------------
                      HP Laser Jet 4L               1
--------------------------------------------------------------------------------------------
                      USCC 659254
                      serial #
--------------------------------------------------------------------------------------------
 computer             DCS 280                       1
                      Colorado 350
                      3.5 dish/cd drive
--------------------------------------------------------------------------------------------
 calculator           sharp 2 color                 1
                      E1-26306II
--------------------------------------------------------------------------------------------
 calculator           Victor 1560                   1
--------------------------------------------------------------------------------------------
 back machine         paymaster hand crank          1
--------------------------------------------------------------------------------------------
 speakers computer    lab tec LCS-150               2
--------------------------------------------------------------------------------------------
 speakers             Bose wall speakers (black)    2
--------------------------------------------------------------------------------------------
 Infotran.            Universal Communications      1
                      Interface
--------------------------------------------------------------------------------------------
 File cabinet         4 draws                       1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                                 ---     ---

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           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                 DESCRIPTION                   UNITS      COST        TOTAL    UNIT
                                                               PER         COST     RETAIL
                                                               UNIT                 PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                 $
                    ---    ---
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  FRANCES SVETICH                   TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                  DESCRIPTION                 UNITS      COST        TOTAL    UNIT
                                                              PER         COST     RETAIL
                                                              UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Computer              Model E447AU                1
 KeyGuard              4225A001200306              1
                       930055107
--------------------------------------------------------------------------------------------
 Computer Keyboard     4225A00121893               1
                       930037040                   1
--------------------------------------------------------------------------------------------
 Computer Keyboard     422A001200295               1
                       930036326                   1
--------------------------------------------------------------------------------------------
 Computer Keyboard     422A001200295               1
                       93003626                    1
--------------------------------------------------------------------------------------------
 1BM Lexmark Pr.Nier   FCC:Bj1                     1
                       2380-001
--------------------------------------------------------------------------------------------
 1BM Lexmark Printer   FRR: BJ1                    1
                       2380-001
--------------------------------------------------------------------------------------------
 1BM Lexmark Printer   FCC-BJ1                     1
                       2380-001
--------------------------------------------------------------------------------------------
 1BM                   FCC BJ1                     1
 Lexmark               2380001
 Printer
--------------------------------------------------------------------------------------------
 Chair                 adjustable rust/material    3
                       grey frame
--------------------------------------------------------------------------------------------
 stands                ticket stands for printers  4
--------------------------------------------------------------------------------------------
 easy computer         to operate ticket
 systems               computers
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  FRANCES SVETICH                   TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                  DESCRIPTION                 UNITS      COST        TOTAL    UNIT
                                                              PER         COST     RETAIL
                                                              UNIT                 PRICE
--------------------------------------------------------------------------------------------
 4                     5010073
 3                     5010072
--------------------------------------------------------------------------------------------
 2                     5010071
 1                     5010074
--------------------------------------------------------------------------------------------
 Pencil electric       9781647                     1
 sharpner
--------------------------------------------------------------------------------------------
 4 phones              white mls 1bd att           4
 4 headgear            black KS 23529-L10          4
--------------------------------------------------------------------------------------------
 Quick                 card machine check          67000190   680001898   (2)
 printer 250           veriphone                   56         6           (2)
                                                   011510357  017125230
--------------------------------------------------------------------------------------------
 Texas Instruments     T15032                      1
                       0395C
--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                $
                    ---    ---
--------------------------------------------------------------------------------------------
                             Trash canscreme plastic (3)



--------------------------------------------------------------------------------------------
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                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                   DESCRIPTION                          UNITS  COST    TOTAL     UNIT
                                                                    PER     COST      RETAIL
                                                                    UNIT              PRICE
--------------------------------------------------------------------------------------------
 Desk                   Freestanding workstation desk        3
                        (phone booths)
--------------------------------------------------------------------------------------------
 chair                  task chair 790166                    3
                        maroon fabric/gray frame
--------------------------------------------------------------------------------------------
 chair                  vinyl upholstered stacking           1
                        chairs/brown
--------------------------------------------------------------------------------------------
 phone                  A77 telephone                        3
--------------------------------------------------------------------------------------------
 headset                walk and talk portable headset ATT   3
--------------------------------------------------------------------------------------------
 computers              monitors CTX color                   3
                        Keyboards - C168036004               3
                        harddrive 486/60 3.5 drive           3
                        APC 286 Backups                      3
--------------------------------------------------------------------------------------------
                        mouse                                3
--------------------------------------------------------------------------------------------
 headset                multiline                            3
--------------------------------------------------------------------------------------------
                        word processor                       1
                        XE 1950
--------------------------------------------------------------------------------------------
 Boards                 cork oak bulletin boards             2
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
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                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                   DESCRIPTION                          UNITS  COST    TOTAL     UNIT
                                                                    PER     COST      RETAIL
                                                                    UNIT              PRICE
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE     OF                                                  $
                    ---    ---
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 safe                      brown/tan floor        1
                           safe 2x2x3.5
--------------------------------------------------------------------------------------------
                           free standing          2
                           desk with
                           cabinets at top
                           and the drawer
                           at bottom
--------------------------------------------------------------------------------------------
                           desk chair             1
                           material wood
--------------------------------------------------------------------------------------------
                           straight chair         1
                           brown material
                           back and seat
--------------------------------------------------------------------------------------------
                           2 drawer file          1
                           cabinet (grey)
--------------------------------------------------------------------------------------------
                           monitor (CTX           1
                           color
--------------------------------------------------------------------------------------------
                           keyboard               1
                           411019024
--------------------------------------------------------------------------------------------
                           hard drive             1
                           424190275
--------------------------------------------------------------------------------------------
                           printer lexmark        1
                           item 2380
--------------------------------------------------------------------------------------------
                           quick check            1
                           verfione printer
                           250                    1
--------------------------------------------------------------------------------------------
                           sharp E1-21026         2
                           EL-263OGII
--------------------------------------------------------------------------------------------
                           ATI MLS 8D             1

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  JAN C.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 display                   chrome glass           4
 racks                     circular display
                           racks
--------------------------------------------------------------------------------------------
 glass                     4 shelf enclosed       1
 display                   case
 case
--------------------------------------------------------------------------------------------
 postcard                  black                  2
 stand                     creme
--------------------------------------------------------------------------------------------
 display                   large                  2
 shelf                     shelf/drawers
                           cubes behind
                           counter
--------------------------------------------------------------------------------------------
                           large shelf            1
                           behind counter
--------------------------------------------------------------------------------------------
                           jewelry cases          3
                           formica counters       2
--------------------------------------------------------------------------------------------
 cash                      TEC MA 1300            2
 register                  5D201634
                           5D201696
--------------------------------------------------------------------------------------------
 storage                   shelves                1 double
 room                      metal/wood             2 single
 shelves
--------------------------------------------------------------------------------------------
 chair                     chair with boot        1
                           rest gray maroon
                           917AC
--------------------------------------------------------------------------------------------
 chair                     office chair in        1
                           office
                           gray/maroon
                           11335
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  JAN C.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 TV                        JVC mts                1
                           (surround code
                           TIN 208450)
--------------------------------------------------------------------------------------------
 logs                      gas logs 6'            1 set

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
 Headphones                ATT KS23529-           3             Joys office
                           L10
                           #KS23822-L7
                           #KS23529-L10
--------------------------------------------------------------------------------------------
 Calculator                Sharp EL21926          1
--------------------------------------------------------------------------------------------
 Desk                      module 38852           1
                           grey/laminated
                           cherry
--------------------------------------------------------------------------------------------
 speaker                   clear com              1
                           speaker station
                           KB112
--------------------------------------------------------------------------------------------
 desk                      module 38080           1
                           grey
                           metal/laminated
                           cherry top
--------------------------------------------------------------------------------------------
 phone                     ATT MLS 18D            1
--------------------------------------------------------------------------------------------
 footstool                 black/wheels           2
--------------------------------------------------------------------------------------------
 microphones               shore sm87             3
--------------------------------------------------------------------------------------------
                           beta 87                1
                           sm81                   2
--------------------------------------------------------------------------------------------
                           sm57                   3
                           sm58                   2
--------------------------------------------------------------------------------------------
                           sennheiser/black       2
                           md4210/nr1156
                           85
                           md
                           4210/nr115936
--------------------------------------------------------------------------------------------
                           EV n/o 757B            3
                           shore sm91             1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   INVENTORY SHEET
                                                                            PAGE      OF
                                                                                 ---     ---

 TAKEN BY  TED B.                            TITLE
           -----------------------------           -----------------------------------------
 DEPARTMENT                                  DATE
            ----------------------------           -----------------------------------------
--------------------------------------------------------------------------------------------
 ITEM                      DESCRIPTION            UNITS         COST        TOTAL    UNIT
                                                                PER         COST     RETAIL
                                                                UNIT                 PRICE
--------------------------------------------------------------------------------------------
                           shure A98SPM           4
                           Shure Beta 87          4
                           wireless
--------------------------------------------------------------------------------------------
                           sCrown CM              4
                           312E
--------------------------------------------------------------------------------------------
 Direct                    Count                  Type 85 Fet   4
 Boxes                     Associates
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 TOTAL COST OF PAGE      OF                                                 $
                    ---     ---
--------------------------------------------------------------------------------------------

                                   EXHIBIT C

         Copy of contract with Country Tonite Enterprises providing for performance of the "Country Tonite Show" on the Premises throughout the term of this Lease Agreement.

                                   EXHIBIT 2

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                            CONTRACT TO PRODUCE SHOW
                                    BETWEEN
                        COUNTRY TONITE ENTERPRISES, INC.
                                      AND
                         COUNTRY TONITE THEATRE, L.L.C.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


     This contract to Produce Show ("Contract") is by and between Country Tonite Theatre, L.L.C., hereinafter referred to as "Theater," and Country Tonite Enterprises, Inc., hereinafter referred to as "Producer." Producer agrees to produce and present for Theater a show known as "Country Tonite" hereinafter referred to as "Show" in the Country Tonite Theatre located at 2249 Parkway in Pigeon Forge, Tennessee. Said show will be produced and presented under the terms and conditions of this Contract.


                                   RECITALS

     1. CONTRACT TERM. Producer agrees to produce and present the Show for a term that is coextensive with the existence of Country Tonite Theatre, L.L.C., a Tennessee limited liability company, pursuant to its Operating Agreement, dated as of September 24th, 1996 (the "Operating Agreement").

     2. THE "SHOW" DEFINED. The Show will have a running time of one-and-one-half to two hours. It will consist of at least five singers, eight dancers and one or two specialty acts performing in a structured Country & Western music variety show. The Show will also consist of live music with a seven to a twelve-piece band. In addition to performers and artists, CTE will provide one (1) administrative person and one (1) wardrobe attendant to facilitate the production of the show (collectively "Producer Personnel.") The Show shall be a first rate production consistent with the quality of other variety shows currently being performed by CTE. Producer may vary the format from time to time in the best interest of the Show and the Theater.

     3. WEEK DEFINED. A "week" is herein defined as a six-day period of a calendar week (Sunday through Saturday) plus one nonperformance dark night to be designated by Theater. It is hereby acknowledged that a week will include up to twelve (12) performances per week. The Show times and days will be designated in writing by Theater, provided that Producer shall not be required to present the show between January 1 and March 1 of each year. Producer shall not be required to present the show a minimum number of times per week, but Producer shall be required to present the show an average eight
(8) times per week for the period from March 15 through December 31 in each year. Theatre agrees not to do over twelve (12) shows per week without Burkhart Ventures, LLC's consent, which shall not be unreasonably withheld. If show is presented more than twelve (12) times in one week, Producer shall be paid $3,750.00 for each show in a week over twelve (12).

     4. RIGHTS IN THE PRODUCTION. Producer will own and retain all rights in and to the title, format, logo, script continuity, choreography, and all other elements of the Show. Notwithstanding the foregoing, Producer grants to Theater a license for the Term of this

Contract, including any extensions thereof to utilize the Show's title, logo, video, or audio excerpts or any other reference to or description of the Show in the Theater, promotion, marketing or public relations materials.

     5. EXCLUSIVITY. Producer agrees that during the Term of this contract, and any extensions thereof, Producer shall not compete with the Theater directly or indirectly within Sevier County, Tennessee or any adjoining county. However, from time to time, it is hereby understood that Producer may be airing certain excerpts from the Show for the purpose of marketing, merchandising and advertising the Show. If a taped excerpt of the Show is utilized on television, for purposes other than marketing and advertising, for profit, Producer shall pay a fee of $5,000.00 to Theater.

     6.   CONSIDERATION AND METHOD OF PAYMENT.

          a. Theater shall pay Producer a fee of $42,500 per week during the term, provided that if less than six (6) shows are presented in any week, subject to the next sentence, the amount paid to Producer for such week shall be reduced by $7,083.33 for each show less than six (6) that is presented.
If the show is presented for any partial week at the beginning or end of a performance season, such fee shall be pro-rated based on days performed, but in no event shall any payment be made between January 1 and March 1 of any year. Payment shall be made on a weekly basis to Producer and made available to Producer each Monday morning before 10:00 a.m., Knoxville time, following the week's performance. Theater will be in default if payment is not made in full within ten (10) days of written notice of such nonpayment as provided herein.

          b. The fee provided for in subparagraph (a) of this paragraph shall be adjusted as of March 1 of each year, beginning March 1, 1998, for "cost of living" changes in accord with the Consumer Price Index for Urban Wage Earners and Clerical Workers (all items) for the Southern United States published by the Southern Office of the United States Department of Labor, Bureau of Labor Statistics (the "index"). Each adjustment shall be made by multiplying the weekly payment for the last full week of the prior calendar year by a fraction, the numerator which shall be the most recent index in effect at the time of such adjustment, and the denominator of which shall be the index for January, 1997. The product shall be the adjusted weekly payment until the next adjustment occurs. If the index changes so that the base (denominator) differs from that originally used, the index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the index is discontinued or revised during the term hereof, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the index had not been discontinued or revised.

          c. As further consideration hereunder, Producer shall have the exclusive right to film and/or video tape the Show or excerpts thereof and shall make such film and/or video tape available to Theatre at Producer's actual cost. All income from sales or rental of such film or video tape sold in Sevier County shall inure to the benefit of the Theater.

     7. PRICE AND REVENUE. Theater shall establish the admission price for the Show and the cost to the audience of any and all beverage and food service and shall retain all revenues therefrom. Theater agrees to pay all taxes on admissions to Show, plus cabaret taxes and sales taxes as well as ASCAP, SESAC and BMI licensing fees.

     8.   CERTAIN PRODUCTION COSTS.

          a. Theater shall provide, at its expense, lighting and sound systems, stage sets, house equipment, related equipment, wardrobe maintenance including storage for same for Show's performers, stage configuration, dressing rooms, and projection system and screen. Theater shall provide the necessary personnel to handle stage functions, including but not limited to stage manager, assistant stage manager, spotlight operators, and lighting and sound technicians. Producer acknowledges that the facilities and equipment located at 2249 Parkway in Pigeon Forge, Tennessee are suitable for the production of the show in accordance with the terms of this Agreement.

          b.   Producer shall provide, at its sole expense:

               (1)  All props required for the Show;
               (2)  All costumes for the Show's performers;
               (3) All special effects for the Show which are not standard and ordinarily existent in the Theater's showroom.

     9.   REHEARSAL AND AUDITIONS.

          a. Theater shall make the showroom available to Producer for rehearsals and auditions upon reasonable notice by Producer and shall make such stage lighting and sound personnel as may be reasonably necessary thereto available in connection therewith.

          b. The Theater reserves the right to utilize the showroom for entertainment and other purposes during all daytime hours and during any evenings or other times the Show is not presented or when the auditorium is not in use during mutually agreed rehearsal and audition times described in the preceding subparagraph.

          c. Theater agrees to make the auditorium available for rehearsal and taping of television commercials.

     10. TERMINATION. The Producer may terminate this Agreement if any of the following events shall occur.

          a. Failure by Theatre to pay, in full, on the dates due, any payment due hereunder, provided, however, that Theatre shall have ten (10) days following written notice from Producer to cure such default.

          b. Failure by Theatre to observe or perform any of the other terms, covenants, agreements or conditions contained in this Agreement for a period of thirty (30) days after written notice from Producer specifying such default, provided, if any such default cannot be completely cured within such 30-day period, despite Theatre's diligent, best-faith effort, commenced immediately, then Theatre shall have a reasonable time to complete the cure of such default, for a period not to exceed ninety (90) days.

          c. Either the Lease dated as of the date hereof between J. MacDonald Burkhart, M.D., and the Theatre or the Operating Agreement of the Theatre is terminated.

          The Producer's right to terminate this Agreement under this paragraph is in addition to such other rights that the Producer may have at law or equity.

          The Theatre may terminate this Agreement if any of the following events shall occur.

          a. Failure by Producer to observe or perform any of the other terms, covenants, agreements or conditions contained in this Agreement for a period of thirty (30) days after written notice from Theatre specifying such default, provided, if any such default cannot be completely cured within such 30-day period, despite Producer's diligent, best-faith effort, commenced immediately, then Producer shall have a reasonable time to complete the cure of such default, for a period not to exceed ninety (90) days.

          b. Either the Lease dated as of the date hereof between J. MacDonald Burkhart, M.D., and the Theatre or the Operating Agreement of the Theatre is terminated.

     The Theater's right to terminate this Agreement under this paragraph is in addition to such other rights that the Theater may have at law or equity.

     Any notices given hereunder shall also be given to Burkhart Ventures, LLC, in the manner and at the address provided in the Operating Agreement.

     10. CERTAIN PROHIBITIONS. Upon the termination of this Agreement Theatre agrees not to:

          a. for a period of one (1) year after termination of this Agreement, produce either directly or indirectly or rent its property to any person or entity producing, a country and eastern rock music variety shown which uses the word "County" in its name or in any trade name or trademark.

          b. for a period of one (1) year after termination of this Agreement, hire any person who was an employee of the Producer or any affiliated entity within the one-year period prior to the termination of this Agreement; or

          c. violate any copyright, trademark or common law intellectual property rights of CTE or any affiliated entity.

     The provisions of this paragraph shall survive the termination of this Agreement.

     12. PRODUCER PERSONNEL. Producer shall require and assure that all Producer Personnel shall at all times perform his/her services in a highly professional manner. While on the premises of the Theatre, Producer Personnel shall conduct themselves in an appropriate and dignified manner, using professional discretion at all times. Producer is responsible for assuring that Producer Personnel and all persons performing services for Producer in connection with this agreement are subject to, and comply fully with, all terms and conditions of this Agreement.

     13. CANCELLATION OF PERFORMANCE BY THEATRE. Theatre shall have the right to cancel any performance of the Show, or any portion thereof, should extraordinary conditions exist which include, but are not limited to: riot, civil disorder, act(s) of God, strike, act of any federal, state or local instruments, rebellions, bomb threats, or any natural disaster.

     14. PUBLICITY. Producer shall require all performers in the Show to be available to Theater when requested from time to tome, for, among other things, publicity photographs and interview . All such services shall be rendered without any kind of cost or charge to Theater except that the Theater shall reimburse for travel, as required by the Theater or may pay the entertainer a fair market hourly rate for any material time. Producer agrees, for itself and on behalf of all performers in the Show, that such photographs and interview material may be used by Theater for any promotional and publicity purposes as Theater shall determine for the term of this agreement in its sole and absolute discretion; and Producer, for itself and on behalf of its performers, completely releases, Theater from any liability resulting from the use of such material. All promotional and publicity materials created at the expense or through the effort of Theater and approved by the Producer shall be the sole property of Theater, and Producer agrees to sign and to require its performers to sign, as may be reasonably determined, any and all releases, acknowledgements or such other documentations as Theater may request from time to time in connection with.

     15. TAXES AND INSURANCE. Producer shall be solely responsible for and shall pay when due all federal income tax withholding, FICA, social security, payment of workers' compensation where required by law and payroll taxes on behalf of Producerj Personnel. Producer shall provide evidence satisfactory to Theater that worker's compensation insurance coverage is being carried by Producer and, when requested by Theater, evidence satisfactory to Theater that payment of all the foregoing payroll burden has been made. Each party to this contract hereby waives its right to subrogation.

     16. INDEPENDENT CONTRACTOR. Producer is and shall be in the performance of all work, services and activities under this Agreement an independent contractor. No term or condition under this Agreement nor any method or manner of payment hereunder shall create any relationship between Theater and Producer other than as expressed in this paragraph. Producer personnel shall not in any way, at any time, or under any circumstances, be or be construed to be employees, agents, representatives or personnel of Theater.

     17. INDEMNIFICATION. Producer shall defend, indemnity, and hold Theater completely free and harmless from and against any and all claims, demands, suits and actions which are the result of negligence by anyone not a party to this Agreement for loss, injury, damage, or liability from bodily injury and property damage arising directly or indirectly out of Producer's negligence with respect to performance of the Show or of this Agreement. Producer shall carry commercial liability insurance to insure against such risks.

     18. PARKING. Theatre shall make parking available for the show to the full extent that parking is available to the Theatre under its lease of the property under which the Show will be permitted.

     19.  MISCELLANEOUS PROVISIONS

          a. Time is of the essence of this Agreement and the performance of each and every provisions hereof.

          b. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties, their permitted successors and assigns.

          c. Whenever the context so requires, the use of any gender shall be applicable to all genders, the singular number shall include the plural and the plural gender.

          d. The law of the State of Tennessee shall govern the validity, performance and enforcement of this Agreement.

          e. If either party to this Agreement shall institute any action or proceeding under the provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all of its costs and reasonable attorney's fees.

          f. The failure of Theater to insist upon performance of any of the provisions of this Agreement in any one or more instances shall not be a waiver thereafter of its right to full performance of all the provisions of this Agreement when any performance is due. No waiver of a breach of any of the covenants, conditions, terms of provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same of any other covenant, condition, term or provisions. All rights and remedies created by this Agreement are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

          g. In case provision contained in this Agreement shall be held to be illegal, invalid or unenforceable, the legality, validity and enforceability of all remaining provisions shall not be in any way affected of impaired thereby.

          h. Captions and/or headings have been inserted for convenience of reference only and are not to be construed or considered to be a part hereof and shall not in any way modify, restrict or amend any of the terms or provisions hereof.

Executed this 24th day of September, 1996.

COUNTY TONITE THEATRE, LLC.               COUNTY TONITE ENTERPRISES, INC.


/s/ JOHN J. PILGER                        /s/ JOHN J. PILGER
--------------------------------          --------------------------------
John J. Pilger, Chief Manager             John J. Pilger, Chief Manager

                                   EXHIBIT D

            LIST OF ASSUMED EQUIPMENT LEASES AND MONTHLY AMOUNTS DUE


      LESSOR              PURPOSE            AMOUNTS       DUE DATE
      ------              -------            -------       --------

Citizens National     Sound & lighting     $16,620.17    20th of month
Bank                  equipment

Citizens National     Computers            $   510.16    27th of month
Bank

Associates Leasing    Walkie-talkies       $   320.99    27th of month

AT&T Capital          Fax/Copier           $   240.35    28th of month
Leasing Services,
Inc.

AT&T Credit           Telephone            $   616.18    27th of month
Corporation



-----------------
* Lessee shall have no rights in the video equipment (recorders, cameras, screens, and any and all related equipment) currently used in the theater.

                                   EXHIBIT E

                                  Encumbrances


1. All encumbrances listed in Lessor's title insurance policy issued by Lawyers Title Insurance Corporation (Policy #113-00-997074) attached hereto as EXHIBIT E-1.

2. A disputed lien asserted by Creative Structures, Inc. filed in the Sevier County Register of Deeds Office on July 2, 1996. Lessor covenants that this item will be released or removed by bond by January 15, 1997.

3. A deed of trust in favor of SunTrust National Bank of East Tennessee and a deed of trust in favor of Union Planters Bank.

EXHIBIT E-1




                                 Lawyers Title
                             Insurance Corporation
                             National Headquarters
                               Richmond, Virginia

                        ________________________________
                              Owner's Policy Number

                                113 - 00 - 997074
                        ________________________________

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, LAWYERS TITLE INSURANCE CORPORATION, a Virginia corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

     1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

     2.   Any defect in or lien or encumbrance on the title;

     3.   Unmarketability of the title;

     4.   Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

IN WITNESS WHEREOF the Company has caused this policy to be signed and sealed, to be valid when Schedule A is countersigned by an authorized officer or agent of the Company, all in accordance with its By-Laws.

                         LAWYERS TITLE INSURANCE CORPORATION

Attest:                  By:  /s/ Janet A. Alpert
          Secretary                                    President

                             EXCLUSIONS FROM COVERAGE


     The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arises by reason of:

(a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrances resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

(b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrances resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

Defects, liens, encumbrances, adverse claims or other matter:

(a)  created, suffered, assumed or agreed to by the insured claimant;

(b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

(c)  resulting in no loss or damage to the insured claimant;

(d)  attaching or created subsequent to Date of Policy; or

(e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws.

                                   CONDITIONS AND STIPULATIONS

1.  DEFINITIONS OF TERMS

    The following terms when used in this policy mean: (a) "insured": the insured name in Schedule A, and, subject to any rights or defenses the Company would have had against the named insured, those who succeed to the interest of the named insured by, operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.

    (b) "insured claimant": an insured claiming loss or damage.

    (c) "knowledge" or "known": actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.

    (d) "land": the land described or referred to in Schedule A, and improvements affixed thereto which by law constitute real property. The term "land" does not include any property beyond the lines of the area described or referred to in Schedule A, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.

    (e) "mortgage": mortgage, deed of trust, trust deed, or the other security instrument.

    (f) "public records": records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge. With respect to Section 1(a)(iv) of the Exclusions From Coverage, "public records" shall also include environmental protection liens filed in the records of the clerk of the United States district court for the district in which the land is located.

    (g) "unmarketability of the title": an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or interest described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.

2.  CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE.

     The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the insured in any transfer or conveyance of the estate or interest. This policy shall not continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the land, or (ii) an indebtedness secured by a purchase money mortgage given to the insured.

3.  NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT.

    The insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 4(a) below, (ii) in case knowledge shall come to an insured hereunder of any claim of tittle or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable. If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate with regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

4.    DEFENSE AND PROSECUTION OF ACTIONS; DUTY OF INSURED CLAIMANT TO COOPERATE.

      (a) Upon written request by the insured and subject to the options contained in Section 6 of these Conditions and Stipulations, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an insured in litigation in which any third party asserts a claim adverse to the title or interest as insured, but only as to those stated causes of action alleging a defect, lien or encumbrance or other matter insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the insured to object for reasonable cause) to represent the insured as to those stated causes of action and shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs or expenses incurred by the insured in the defense of those causes of action which allege matters not insured against by this policy.

    (b) The Company shall have the right, at its own cost, to institute and prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest as insured, or to prevent or reduce loss or damage to the insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable hereunder, and shall not thereby concede liability or waive any provision of this policy. If the Company shall exercise its rights under this paragraph, it shall do so diligently.

    (c) Whenever, the Company shall have brought an action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any litigation to final determination by a court of competent jurisdiction and expressly reserves the right, it its sole discretion, to appeal from any adverse judgment or order.

    (d) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of the insured for this purpose. Whenever requested by the Company, the insured, at the Company's expense, shall give the Company all reasonable aid (i) in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act which in the opinion of the Company may be necessary or desirable to establish the title to the estate or interest as insured. If the Company is prejudiced by the failure of the insured to furnish the required cooperation, the Company's obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

5.  PROOF OF LOSS OR DAMAGE.

    In addition to and after the notices required under Section 3 of these Conditions and Stipulations have been provided the Company, a proof of loss or damage signed and sworn to by the insured claimant shall be furnished to the Company within 90 days after the insured claimant shall ascertain the facts giving rise to the loss or damage. The proof of loss or damage shall describe the defect in, or lien or encumbrance on the title, or other matter insured against by this policy which constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage. If the Company is prejudiced by the failure of the insured claimant to provide the required proof of loss or damage, the Company's obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such proof of loss or damage.

     In addition, the insured claimant may reasonably be required to submit to examination under oath by an authorized representative of the Company and shall produce for examination, inspection and copying, at such reasonable times and places as may be designated by any authorized representative of the Company, all records, books, ledgers, checks, correspondence and memoranda, whether bearing a date before or after Date of Policy, which reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the insured claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all records, books, ledgers, checks, correspondence and memoranda in the custody or control of a third party, which reasonably pertain to the loss or damage. All information designated as confidential by the insured claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the insured claimant to submit for examination under oath, produce other reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this paragraph shall terminate any liability of the Company under this policy as to that claim.

6.  OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

    In case of a claim under this policy, the Company shall have the following additional options:

    (a) TO PAY OR TENDER PAYMENT OF THE AMOUNT OF INSURANCE.

    To pay or tender payment of the amount of insurance under this policy together with any costs, attorneys' fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time of payment or tender of payment and which the Company is obligated to pay.

    Upon the exercise the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the Company for cancellation.

    (b) TO PAY OR OTHERWISE SETTLE WITH PARTIES OTHER THAN THE INSURED OR WITH THE INSURED CLAIMANT.

        (i) to pay or otherwise settle with other parties for or in the name or an insured claimant any claim insured against under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or

        (ii) to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.

    Upon the exercise by the Company of either of the options provided for in paragraphs (b)(i) or (ii), the Company's obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

7.  DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE.

    This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

    (a) The liability of the Company under this policy shall not exceed the least of:

        (i) the Amount of Insurance stated in Schedule A; or,

        (ii) the difference between the value of the insured estate or interest as insured and the value of the insured estate or interest subject to the defect, lien or encumbrance insured against by this policy.

    (b) In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest or the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:

    (i) where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the amount of insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or

    (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

    The provisions of this paragraph shall not apply to costs, attorneys' fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

    (c) The Company will pay only those costs, attorneys' fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.  APPORTIONMENT.

If the land described in Schedule A consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the amount of insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.  LIMITATION OF LIABILITY.

    (a) If the Company establishes the title, or removes the alleged defect, lien or encumbrances, or cures the lack of a right of access to or from the land, or cures the claim of of unmarketability of title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused thereby.

    (b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.

    (c) The Company shall not be liable for loss or damage to any insured or liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY.

    All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro rata.

11. LIABILITY NONCUMULATIVE.

    It is expressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule BV or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12. PAYMENT OF LOSS.

    (a) No payment shall be made without producing this policy for endorsement of the payment unless the policy has been loss or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

    (b) When liability and the extent of loss or damaged has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13. SUBROGATION UPON PAYMENT OR SETTLEMENT.

    (a) THE COMPANY'S RIGHT OF SUBROGATION.

    Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant.

    The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued. If requested by the Company, the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation. The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

    If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company's payment bears to the whole amount of the loss.

    If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company's right of subrogation.

    (b) THE COMPANY'S RIGHTS AGAINST NON-INSURED OBLIGORS.

    The Company's right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14. ARBITRATION.

    Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when he Amount of Insurance is $1,000,000 or less shall be arbitrated at the option of either the Company or the insured. All arbitratable matter when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured. Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the insured, the Rules in effect at Date of Policy shall be binding upon the parties. The award may include attorneys' fees only if the laws of the state in which the land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered into any court having jurisdiction thereof.

The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

A copy of the Rules may be obtained from the Company upon request.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT.

    (a) This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract, between the insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

    (b) Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

    (c) No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16. SEVERABILITY.

    In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision and all other provisions shall remain in full force and effect.

17. NOTICES, WHERE SENT.

    All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to its Corporate-Headquarters, 6630 West Broad Street, Richmond, Virginia 23230. Mailing address: P.O. Box 27567, Richmond, Virginia 23261.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                            POLICY OF TITLE INSURANCE

A WORD OF THANKS . . .

As we make your policy a part of our permanent records, we want to express our appreciation of this evidence of your faith in Lawyers Title Insurance Corporation.

There is no recurring premium.

This policy provides valuable title protection and we suggest you keep it in a safe place where it will be readily available for future reference.

If you have any questions about the protection provided by this policy, contact the office that issued your policy or you may write to:

                                 Consumer Affairs Department
                             LAWYERS TITLE INSURANCE CORPORATION
                                      P.O. BOX 27567
                                 RICHMOND, VIRGINIA 23261
                              TOLL FREE NUMBER 1-800-446-7086


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   LAWYERS TITLE
                                INSURANCE CORPORATION

                                NATIONAL HEADQUARTERS
                                 RICHMOND, VIRGINIA
                                   OWNER'S POLICY
                                     SCHEDULE A


                                                            *******************
                                                            ENDORSEMENTS:


********************************************************************************
CASE           DATE OF             AMOUNT OF        POLICY
NUMBER         POLICY              POLICY           NUMBER
________________________________________________________________________________
               June 17, 1994   $2,950,000.00     113-00-997074

________________________________________________________________________________


1.  Name of Insured:

            J. MacDonald Burkhart

2.  The estate or interest in the land which is covered by this policy is;

               fee simple

3.  Title to the estate or interest in the land is vested in:

               J. MacDonald Burkhart

4.  The land referred to in this policy is described as follows:

               SEE ATTACHED DESCRIPTION

     NOTE: This property was conveyed to J. MacDonald Burkhart by warranty deed of R. DeWitt Shelton, a 3/4ths undivided interest as tenant in common and Lela Ogle, a 1/4th undivided interest as tenant in common, dated June 16, 1994, filed for record on June 17, 1994, in Warranty Deed Book 522, Page 646, in the Register's Office for Sevier County, Tennessee. Said warranty deed was corrected by Correction Warranty Deed dated May 10, 1995, filed for record on May 10, 1995, in Warranty Deed Book 544, Page 607, in the Register's Office for Sevier County, Tennessee.

DOUGLAS S. YATES

By: /s/ DOUGLAS S. YATES                Sevierville, Tennessee
   ------------------------------       -------------------------
COUNTERSIGNATURE AUTHORIZED             Issued At (Location)
    OFFICER OR AGENT

Policy 136 - Form No. 035-0136-0000 -- This Policy is invalid unless the cover sheet and Schedule B are attached. --- ALTA Owners Policy (10-17-92)

                                  Lawyers Title
                              Insurance Corporation

                              NATIONAL HEADQUARTERS
                               Richmond, Virginia
                                OWNER'S POLICY
                                  SCHEDULE B


********************************************************************************
          CASE NUMBER:                           POLICY NUMBER: 113-00-997-074
********************************************************************************


                              EXCEPTIONS FROM COVERAGE


This policy does not insure against loss or damage (and the Company will not pay costs, attorneys fees or expenses) which arise by reason of:

1.    Special Exceptions:
      (a) Taxes for the year 1995 and subsequent years.

2. The officials of the City of Pigeon Forge have represented that the 1993 City of Pigeon Forge Taxes have been paid in the amount of $3338.63, #2322, and that there are no taxes owing for prior years. However, no opinion is expressed and no liability is assumed with regard to these representations since similar representations by officials of the City of Pigeon Forge have proved unreliable in the past.

3. This property may be subject to an easement in respect to the old abandoned roadbed adjoining Pine Grove Plaza along the northern boundary of the property as shown on map of Ronnie L. Sims, RLS, dated June 8, 1994.

4. Subject to an existing asphalt encroachment along the northern boundary of the property adjoining Pine Grove Plaza and Highway 441, as shown on map of Ronnie L. Sims, RLS, dated Jun 8, 1994.

5. This property is subject to a deed of trust in favor of Third National Bank of East Tennessee, dated June 16, 1994, of record in Trust Deed Book 523, Page 220, in the said Register's Office. Said deed of trust was corrected by Correction Tennessee Deed of Trust dated May 10, 1995, of record in Trust Deed Book 557, Page 322, in the said Register's Office.








Policy 136 Litho in U.S.A. - Form No. 035-0-136-0001 --- ALTA Owners Policy (10-17-92)

                                            EXHIBIT A


TRACT I:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, and being a
10.165 acre tract located on the eastern side of U.S. Highway 441, and being more particularly bounded and described as follows:

BEGINNING at an iron pin set in the eastern right-of-way of U.S. Highway 441, said iron pin being 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U.S. Highway 441 with the northern right-of-way of Sugar Hollow Road; thence with the right-of-way of U.S. Highway 441 North 00 deg. 42 min. 48 sec. East passing an iron pin at 55.38 feet, a total distance of 178.16 feet to an iron pin marking the southwestern corner of Lot 7 of Pine Grove Plaza (Map Book 21, Page 173); thence leaving the right-of-way of U.S. Highway 441 and with the line of Pine Grove Plaza the following two calls and distances: North 67 deg. 32 min. 43 sec. East 829.56 feet to an iron pin; North 48 deg. 13 min. 38 sec. East 169.07 feet to an iron pin, corner to Laurel Manor, Inc. (Deed Book 282, Page 15); thence with the line of Laurel Manor, Inc. the following two calls and distances: South 54 deg. 40 min. 24 sec. East 349.54 feet to an iron pin; North 43 deg. 24 min. 19 sec. East 247.69 feet to an iron pin, corner to John and Lisa Rauhuff (Deed Book 132, Page 88); thence with the line of Rauhuff and a fence the following two calls and distances:
South 56 deg. 20 min. 12 sec. East 136.66 feet to an iron pin; South 51 deg. 15 min. 57 sec. East 21.10 feet to an iron pin, corner to R. DeWitt Shelton, et al. (Deed Book 522, Page 642); thence with the line of R. DeWitt Shelton, et al., the following six calls and distances: South 40 deg. 26 min. 51 sec. West 621.24 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 332.34 feet, a tangent of 60.39 feet, a chord call and distance of North 83 deg. 26 min. 38 sec. West 118.84 feet to an iron pin; thence South 86 deg. 15 min. 24 sec. West 97.00 feet, a tangent of 76.99 feet, a chord call and distance of North 71 deg. 04 min. 59 sec. West 142.09 feet to an iron pin; thence North 48 deg. 25 min. 23 sec. West 20.64 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 75.13 feet, a tangent of 28.51 feet, a chord call and distance of North 69 deg. 12 min. 15 sec. West 53.31 feet to an iron pin, corner to BGA Associates (Deed Book 485, Page 177); thence with the line of BGA Associates the following two calls and distances: North 89 deg. 59 min. 25 sec. West 425.32 feet to an iron pin; South 65 deg. 12 min. 05 sec. West 261.88 feet to an iron pin in the right-of-way of U.S. Highway 441, the POINT OF BEGINNING, as shown by survey of Dean A. Orr, RLS #780. ETE Consulting Engineering, Inc., 311 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, dated April 28, 1995, bearing Job No. 94-398-11.

THIS CONVEYANCE IS SUBJECT TO an exclusive sign easement as reserved in Correction Warranty Deed dated May 10, 1995, of record in Deed Book 544, Page 607, in the Sevier County Register's Office, said easement encumbering the following described parcel of property:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, being located on the eastern side of U.S. Highway 441, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING start at an iron pin set in the eastern right-of-way of U.S. Highway 441, said iron pin being 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U.S. Highway 441 with the northern right-of-way of Sugar Hollow Road; thence running with the eastern right-of-way of U.S. Highway 441 and the western terminus of a 50 foot joint permanent non-exclusive easement North 00 deg. 42 min. 48 sec. East 55.38 feet to an iron pin lying in the northern line of said 50 foot joint permanent non-exclusive easement, said iron pin marking the place of beginning of the sign easement area; thence leaving the right-of-way of U.S. Highway 441 and with the northern line of a 50 foot joint permanent non-exclusive easement North 65 deg. 12 min. 05 sec. East 20.00 feet, more or less, to a point; thence leaving the right-of-way of a 50 foot joint permanent non-exclusive easement North 00 deg. 42 min. 48 sec. East 20.00 feet, more or less, to a point; thence South 65 deg. 12 min. 05 sec. West
20.00 feet, more or less, to a point in the eastern right-of-way of U.S.
Highway 441; thence with the eastern right-of-way of U.S. Highway 441 South
00 deg. 42 min. 48 sec. West 20.00 feet, more or less, to an iron pin, the POINT OF BEGINNING, as shown on survey of Dean A. Orr, RLS #780, ETE
Consulting Engineering, Inc., 311 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, dated April 28, 1995, bearing Job. No. 94-398-11.

THIS CONVEYANCE IS FURTHER SUBJECT TO a 50 foot wide joint permanent non-exclusive easement for ingress, egress and utilities running over, across and under the above-described 10.165 acre tract of property, as reserved in Correction Warranty Deed dated May 10, 1995, of record in Deed Book 544, Page 607, in the Sevier County Register's Office, said 50 foot wide joint permanent non-exclusive easement being more particularly bounded and described as follows:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, and being more particularly bounded and described as follows:

BEGINNING at an iron pin in the eastern right-of-way of U.S. Highway 441, said iron pin being located 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U.S. Highway 441 with the northern right-of-way of Sugar Hollow Road; thence with the right-of-way of U.S. Highway 441 North 00 deg. 42 min. 48 sec. East 55.38 feet to an iron pin; thence leaving the right-of-way of U.S. Highway 441 and running along the northern right-of-way line of the 50 foot wide joint permanent non-exclusive easement the following calls and distances: North 65 deg. 12 min. 05 sec. East 249.02 feet to an iron pin; thence South 89 deg. 59 min. 24 sec. East 436.32 feet to an iron pin; thence running with an arc in a curve to the right in a circle having a radius of 125.13 feet, a tangent of 47.49 feet, a chord call and distance of South 69 deg. 12 min. 15 sec. East 88.79 feet to an iron pin; thence South 48 deg. 25 min. 23 sec. East 20.64 feet to an iron pin; thence running with an arc in a curve to the left in a circle having a radius of 134.40 feet, a tangent of 56.11 feet, a chord call and distance of South 71 deg. 04 min. 59 sec. East 103.56 feet to an iron pin; thence North 86 deg. 15 min. 24 sec. East 97.00 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of 382.34 feet, a tangent of 49 min. 36 sec. East 157.90 feet to an iron pin in the line of R. DeWitt Shelton, et al. (Deed Book 522, Page 642); thence with the line of R. DeWitt Shelton, et al. The following six calls and distances: South 40 deg. 26 min. 51 sec. West 53.90 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of
332.34 feet, a tangent of 60.39 feet, a chord call and distance of North 83 deg. 26 min. 38 sec. West 118.84 feet to an iron pin; thence South 86 deg. 15 min. 24 sec. West 97.00 feet to an iron pin; thence running with an arc in a curve to the right in a circle having a radius of 184.40 feet, a tangent of 76.99 feet, a chord call and distance of North 71 deg. 04 min. 59 sec. West 142.09 feet to an iron pin; thence North 48 deg. 25 min. 23 sec. West 20.64 feet to an iron pin; thence running with an arc in a curve to the left in a circle having a radius of
75.13 feet, a tangent of 28.51 feet, a chord call and distance of North 69 deg. 12 min. 15 sec. West 53.31 feet to an iron pin, corner to BGA Associates (Deed Book 485, PGE 177); thence with the line of BGA Associates the following two calls and distances: North 89 deg. 59 min. 25 sec. West 425.32 feet to an iron pin; thence South 65 deg. 12 min. 05 sec. West 261.88 feet to an iron pin in the eastern right-of-way line of U.S. Highway 441, the POINT AND PLACE OF BEGINNING, as shown by survey of Dean A. Orr, RLS #780, ETE Consulting Engineering, Inc., 311 Oak Ridge Turnpike, Oak Ridge, Tennessee 37830, dated April 28, 1995, bearing Job No. 94-398-11.

TRACT II:

PARCEL A:

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, and being a 50 foot wide right-of-way immediately north of and running parallel with the following described line, which line marks the southern right-of-way line for said 50 foot wide joint permanent non-exclusive easement for ingress, egress and utilities:

TO FIND THE POINT OF BEGINNING start at an iron pin set in the eastern right-of-way line of U.S. Highway 441, said iron pin being 300 feet, more or less, in a northerly direction from the intersection of the eastern right-of-way of U.S. Highway 441 with the northern right-of-way of Sugar Hollow Road and said iron pin being corner to BGA Associates (Deed Book 485, Page 177); thence running with the line of BGA Associates the following two calls and distances: North 65 deg. 12 min. 05 sec. East 261.88 feet to an iron pin; thence South 89 deg. 59 min. 25 sec. East 425.32 feet to an iron pin, corner to R. DeWitt Shelton, et al.; thence with the line of Shelton, et al. the following five calls and distances: Running with the arc in a curve to the right in a circle having a radius of 75.131 feet, a tangent of 28.513 feet, a chord call and distance of South 69 deg. 12 min. 18 sec. East 53.315 feet to an iron pin; thence South 48 deg. 25 min. 23 sec. East 20.64 feet to an iron pin; thence running with the arc in a curve to the left in a circle having a radius of 184.400 feet, a tangent of
76.985 feet, a chord call and distance of South 71 deg. 05 min. 00 sec. East
142.085 feet to an iron pin; thence North 86 deg. 15 min. 24 sec. East 97.00 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of 332.340 feet, a tangent of 67.162 feet, a chord call and distance of South 82 deg. 19 min. 07 sec. East 131.662 feet to an iron pin, the POINT OF BEGINNING; thence running with the arc in a curve to the right in a circle having a radius of 345.332 feet, a tangent of 96.499 feet, a chord call and distance of South 55 deg. 16 min. 53 sec. East 185.877 feet to an iron pin; thence South 39 deg. 40 min. 08 sec. East 193.90 feet to an iron pin, being corner to property of Barbara Mockus, said iron pin marking the terminus of the easement area and being according to the survey of Ronnie L. Sims, Tennessee Registered Land Survey No. 683, 1020 Topside Drive, Sevierville, Tennessee 37862, dated December 20, 1994 and the last revised on April 19, 1995.

PARCEL B

SITUATED in the Fifth (5th) Civil District of Sevier County, Tennessee, and within the corporate limits of the City of Pigeon Forge, Tennessee, beginning at an iron pin marking the southeastern terminus of the aforementioned easement described above, and which iron pin lies in the southwestern right-of-way line of the 50 foot wide joint permanent non-exclusive easement area; thence leaving said point and place of beginning and running with the southern terminus of the 50 foot wide joint permanent non-exclusive easement for ingress, egress and utilities afore described, North 50 deg. 19 min. 51 sec. East 50.00 feet to an iron pin; thence South 39 deg. 40 min. 08 sec. East 132.93 feet to an iron pin; thence North 79 deg. 28 min. 09 sec. East 110.87 feet to an iron pin; thence running with the arc in a curve to the right in a circle having a radius of
50.01 feet, a tangent of 39.94 feet, an arc distance of 67.40 feet to an iron pin lying in the northern right-of-way line of Sugar Hollow Road; thence running with the northern right-of-way line of Sugar Hollow Road and running with the arc in a curve to the left in a circle having a radius of 498.40 feet, a tangent of 25.03 feet, an arc distance of 50.03 feet to an iron pin, being corner to property of C.B. McCarter (Plat Book 5, Page 72); thence running with the line of McCarter South 79 deg. 28 min. 09 sec. West 140.25 feet to an iron pin, being corner to property of Barbara Mockus; thence running with the line of Barbara Mockus North 39 deg. 40 min. 08 sec. West 162.30 feet to an iron pin, marking the POINT AND PLACE OF BEGINNING, and being according to the survey of Ronnie L. Sims, Tennessee Registered Land Surveyor No. 683, 1020 Topside Drive, Sevierville, Tennessee 37862, dated December 20, 1994 and last revised on
April 19, 1995.

BEING the same property conveyed to J. MacDonald Burkhart from R. DeWitt Shelton and Lela Evelyn Ogle by Deed dated June 16, 1994, of record in Deed Book 522, Page 646, as corrected by Deed dated May 10, 1995, of record in Deed Book 544, Page 607, both in the Sevier County Register's Office.

                                        EXHIBIT 2

                                       CTE CONTRACT

EXHIBIT 2



                                   CONTRACT TO PRODUCE SHOW
                                           BETWEEN
                               COUNTRY TONITE ENTERPRISES, INC.
                                            AND
                                COUNTRY TONITE THEATRE, L.L.C.


     This contract to Produce Show ("Contract") is by and between Country Tonite Theatre, L.L.C, hereinafter referred to as "Theater," and Country Tonite Enterprises, Inc., hereinafter referred to as "Producer." Producer agrees to produce and present for Theater a show known as "Country Tonite" hereinafter referred to as "Show" in the Country Tonite Theatre located at 2249 Parkway in Pigeon Forge, Tennessee. Said show will be produced and presented under the terms and conditions of this Contract.

                                    RECITALS
     1. CONTRACT TERM. Producer agrees to produce and present the Show for a term that is coextensive with the existence of Country Tonite Theatre, L.L.C., a Tennessee limited liability company, pursuant to its Operating Agreement, dated as of September 24th, 1996 (the "Operating Agreement").

     2. THE "SHOW" DEFINED. The Show will have a running time of one-and-one-half to two hours. It will consist of at least five singers, eight dancers and one or two specialty acts performing in a structured Country & Western music variety show. The Show will also consist of live music with a seven to a twelve-piece band. In addition to performers and artists, CTE will provide one
(1) administrative person and one (1) wardrobe attendant to facilitate the production of the show (collectively "Producer Personnel.") The Show shall be a first rate production consistent with the quality of other variety shows currently being performed by CTE. Producer may vary the format from time to time in the best interest of the Show and the Theater.

     3. WEEK DEFINED. A "week" is herein defined as a six-day period of a calendar week (Sunday through Saturday) plus one nonperformance dark night to be designated by Theater. It is hereby acknowledged that a week will include up to twelve (12) performances per week. The Show times and days will be designated in writing by Theater, provided that Producer shall not be required to present the show between January 1 and March 1 of each year. Producer shall not be required to present the show a minimum number of times per week, but Producer shall be required to present the show an average eight (8) times per week for the period from March 15 through December 31 in each year. Theatre agrees not to do over twelve (12) shows per week without Burkhart Ventures, LLC's consent, which shall not be unreasonably withheld. If show is presented more than twelve
(12) times in one week, Producer shall be paid $3,750.00 for each show in a week over twelve (12).

     4. RIGHTS IN THE PRODUCTION. Producer will own and retain all rights in and to the title, format, logo, script continuity, choreography, and all other elements of the Show. Notwithstanding the foregoing, Producer grants to Theater a license for the Term of this Contract, including any extensions thereof to utilize the Show's title, logo, video, or audio excerpts or any other reference to or description of the Show in the Theater, promotion, marketing or public relations materials.

     5. EXCLUSIVITY. Producer agrees that during the Term of this contract, and any extensions thereof, Producer shall not compete with the Theater directly or indirectly within Sevier County, Tennessee or any adjoining county. However, from time to time, it is hereby understood that Producer may be airing certain excerpts from the Show for the purpose of marketing, merchandising and advertising the Show. If a taped excerpt of the Show is utilized on television, for purposes other than marketing and advertising, for profit, Producer shall pay a fee of $5,000.00 to Theater.

     6.   CONSIDERATION AND METHOD OF PAYMENT.

          a. Theater shall pay Producer a fee of $42,500 per week during the term, provided that if less than six (6) shows are presented in any week, subject to the next sentence, the amount paid to Producer for such week shall be reduced by $7,083.33 for each show less than six (6) that is presented. If the show is presented for any partial week at the beginning or end of a performance season, such fee shall be pro-rated based on days performed, but in no event shall any payment be made between January 1 and March 1 of any year. Payment shall be made on a weekly basis to Producer and made available to Producer each Monday morning before 10:00 a.m., Knoxville time, following the week's performance. Theater will be in default if payment is not made in full within ten (10) days of written notice of such nonpayment as provided herein.

          b. The fee provided for in subparagraph (a) of this paragraph shall be adjusted as of March 1 of each year, beginning March 1, 1998, for "cost of living" changes in accord with the Consumer Price Index for Urban Wage Earners and Clerical Workers (all items) for the Southern United States published by the Southern Office of the United States Department of Labor, Bureau of Labor Statistics (the "index"). Each adjustment shall be made by multiplying the weekly payment for the last full week of the prior calendar year by a fraction, the numerator which shall be the most recent index in effect at the time of such adjustment, and the denominator of which shall be the index for January, 1997. The product shall be the adjusted weekly payment until the next adjustment occurs. If the index changes so that the base (denominator) differs from that originally used, the index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the index is discontinued or revised during the term hereof, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the index had not been discontinued or revised.

          c. As further consideration hereunder, Producer shall have the exclusive right to film and/or video tape the Show or excerpts thereof and shall make such film and/or video tape available to Theatre at Producer's actual cost. All income from sales or rental of such film or video tape sold in Sevier County shall inure to the benefit of the Theater.

     7. PRICE AND REVENUE. Theater shall establish the admission price for the Show and the cost to the audience of any and all beverage and food service and shall retain all revenues therefrom. Theater agrees to pay all taxes on admissions to Show, plus cabaret taxes and sales taxes as well as ASCAP, SESAC and BMI licensing fees.

     8.   CERTAIN PRODUCTION COSTS.

          a. Theater shall provide, at its expense, lighting and sound systems, stage sets, house equipment, related equipment, wardrobe maintenance including storage for same for Show's performers, stage configuration, dressing rooms, and projection system and screen. Theater shall provide the necessary personnel to handle stage functions, including but not limited to stage manager, assistant stage manager, spotlight operators, and lighting and sound technicians. Producer acknowledges that the facilities and equipment located at 2249 Parkway in Pigeon Forge, Tennessee are suitable for the production of the show in accordance with the terms of this Agreement.

          b.   Producer shall provide, at its sole expense:

               (1)  All props required for the Show;
               (2)  All costumes for the Show's performers;
               (3) All special effects for the Show which are not standard and ordinarily existent in the Theater's showroom.

     9.   REHEARSAL AND AUDITIONS.

          a. Theater shall make the showroom available to Producer for rehearsals and auditions upon reasonable notice by Producer and shall make such stage lighting and sound personnel as may be reasonably necessary thereto available in connection therewith.

          b. The Theater reserves the right to utilize the showroom for entertainment and other purposes during all daytime hours and during any evenings or other times the Show is not presented or when the auditorium is not in use during mutually agreed rehearsal and audition times described in the preceding subparagraph.

          c. Theater agrees to make the auditorium available for rehearsal and taping of television commercials.

     10. TERMINATION. The Producer may terminate this Agreement if any of the following events shall occur.

          a. Failure by Theatre to pay, in full, on the dates due, any payment due hereunder, provided, however, that Theatre shall have ten (10) days following written notice from Producer to cure such default.

          b. Failure by Theatre to observe or perform any of the other terms, covenants, agreements or conditions contained in this Agreement for a period of thirty (30) days after written notice from Producer specifying such default, provided, if any such default cannot be completely cured within such 30-day period, despite Theatre's diligent, best-faith effort, commenced immediately, then Theatre shall have a reasonable time to complete the cure of such default, for a period not to exceed ninety (90) days.

          c. Either the Lease dated as of the date hereof between J. MacDonald Burkhart, M.D., and the Theatre or the Operating Agreement of the Theatre is terminated.

          The Producer's right to terminate this Agreement under this paragraph is in addition to such other rights that the Producer may have at law or equity.

          The Theatre may terminate this Agreement if any of the following events shall occur.

          a. Failure by Producer to observe or perform any of the other terms, covenants, agreements or conditions contained in this Agreement for a period of thirty (30) days after written notice from Theatre specifying such default, provided, if any such default cannot be completely cured within such 30-day period, despite Producer's diligent, best-faith effort, commenced immediately, then Producer shall have a reasonable time to complete the cure of such default, for a period not to exceed ninety (90) days.

          b. Either the Lease dated as of the date hereof between J. MacDonald Burkhart, M.D., and the Theatre or the Operating Agreement of the Theatre is terminated.

     The Theater's right to terminate this Agreement under this paragraph is in addition to such other rights that the Theater may have at law or equity.

     Any notices given hereunder shall also be given to Burkhart Ventures, LLC, in the manner and at the address provided in the Operating Agreement.

     10. CERTAIN PROHIBITIONS. Upon the termination of this Agreement Theatre agrees not to:

          a. for a period of one (1) year after termination of this Agreement, produce either directly or indirectly or rent its property to any person or entity producing, a country and eastern rock music variety shown which uses the word "County" in its name or in any trade name or trademark.

          b. for a period of one (1) year after termination of this Agreement, hire any person who was an employee of the Producer or any affiliated entity within the one-year period prior to the termination of this Agreement; or

          c. violate any copyright, trademark or common law intellectual property rights of CTE or any affiliated entity.

     The provisions of this paragraph shall survive the termination of this Agreement.

     12. PRODUCER PERSONNEL. Producer shall require and assure that all Producer Personnel shall at all times perform his/her services in a highly professional manner. While on the premises of the Theatre, Producer Personnel shall conduct themselves in an appropriate and dignified manner, using professional discretion at all times. Producer is responsible for assuring that Producer Personnel and all persons performing services for Producer in connection with this agreement are subject to, and comply fully with, all terms and conditions of this Agreement.

     13. CANCELLATION OF PERFORMANCE BY THEATRE. Theatre shall have the right to cancel any performance of the Show, or any portion thereof, should extraordinary conditions exist which include, but are not limited to: riot, civil disorder, act(s) of God, strike, act of any federal, state or local instruments, rebellions, bomb threats, or any natural disaster.

     14. PUBLICITY. Producer shall require all performers in the Show to be available to Theater when requested from time to tome, for, among other things, publicity photographs and interview . All such services shall be rendered without any kind of cost or charge to Theater except that the Theater shall reimburse for travel, as required by the Theater or may pay the entertainer a fair market hourly rate for any material time. Producer agrees, for itself and on behalf of all performers in the Show, that such photographs and interview material may be used by Theater for any promotional and publicity purposes as Theater shall determine for the term of this agreement in its sole and absolute discretion; and Producer, for itself and on behalf of its performers, completely releases, Theater from any liability resulting from the use of such material. All promotional and publicity materials created at the expense or through the effort of Theater and approved by the Producer shall be the sole property of Theater, and Producer agrees to sign and to require its performers to sign, as may be reasonably determined, any and all releases, acknowledgements or such other documentations as Theater may request from time to time in connection with.

     15. TAXES AND INSURANCE. Producer shall be solely responsible for and shall pay when due all federal income tax withholding, FICA, social security, payment of workers' compensation where required by law and payroll taxes on behalf of Producerj Personnel. Producer shall provide evidence satisfactory to Theater that worker's compensation insurance coverage is being carried by Producer and, when requested by Theater, evidence satisfactory to Theater that payment of all the foregoing payroll burden has been made. Each party to this contract hereby waives its right to subrogation.

     16. INDEPENDENT CONTRACTOR. Producer is and shall be in the performance of all work, services and activities under this Agreement an independent contractor. No term or condition under this Agreement nor any method or manner of payment hereunder shall create any relationship between Theater and Producer other than as expressed in this paragraph. Producer personnel shall not in any way, at any time, or under any circumstances, be or be construed to be employees, agents, representatives or personnel of Theater.

     17. INDEMNIFICATION. Producer shall defend, indemnity, and hold Theater completely free and harmless from and against any and all claims, demands, suits and actions which are the result of negligence by anyone not a party to this Agreement for loss, injury, damage, or liability from bodily injury and property damage arising directly or indirectly out of Producer's negligence with respect to performance of the Show or of this Agreement. Producer shall carry commercial liability insurance to insure against such risks.

     18. PARKING. Theatre shall make parking available for the show to the full extent that parking is available to the Theatre under its lease of the property under which the Show will be permitted.

     19.  MISCELLANEOUS PROVISIONS

          a. Time is of the essence of this Agreement and the performance of each and every provisions hereof.

          b. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties, their permitted successors and assigns.

          c. Whenever the context so requires, the use of any gender shall be applicable to all genders, the singular number shall include the plural and the plural gender.

          d. The law of the State of Tennessee shall govern the validity, performance and enforcement of this Agreement.

          e. If either party to this Agreement shall institute any action or proceeding under the provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all of its costs and reasonable attorney's fees.

          f. The failure of Theater to insist upon performance of any of the provisions of this Agreement in any one or more instances shall not be a waiver thereafter of its right to full performance of all the provisions of this Agreement when any performance is due. No waiver of a breach of any of the covenants, conditions, terms of provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same of any other covenant, condition, term or provisions. All rights and remedies created by this Agreement are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

          g. In case provision contained in this Agreement shall be held to be illegal, invalid or unenforceable, the legality, validity and enforceability of all remaining provisions shall not be in any way affected of impaired thereby.

          h. Captions and/or headings have been inserted for convenience of reference only and are not to be construed or considered to be a part hereof and shall not in any way modify, restrict or amend any of the terms or provisions hereof.

Executed this 24th day of September, 1996.


COUNTY TONITE THEATRE, LLC.        COUNTY TONITE ENTERPRISES, INC.




 /s/ JOHN J. PILGER                 /s/ JOHN J. PILGER
------------------------------     -----------------------------------
John J. Pilger, Chief Manager      John J. Pilger, Chief Manager